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                                                                    EXHIBIT 10.4

                          STANDARD GROSS OFFICE LEASE
                            350 NORTH LASALLE STREET

     THIS LEASE Agreement, dated as of November 1, 1998, is entered into by and between (i) WDI REALTY CO., a Michigan corporation (hereinafter referred to as "Landlord"), and (ii) COMMERX, INC., an Illinois corporation (hereinafter collectively referred to as "Tenant").

                                   ARTICLE I

                        BASIC LEASE PROVISIONS AND TERM

     1.01  Leased Premises.  Landlord hereby leases to Tenant, and Tenant hereby
           ---------------
rents from Landlord, upon and subject to the terms, covenants, provisions and conditions of this Lease, the premises consisting of approximately, 8,835 rentable square feet consisting of all of the rentable area on the 10th floor of the Building, as hereinafter defined (the "Premises"), located at 350 North LaSalle Street, Chicago, Illinois (the "Building"). The land upon which the Building is located is more particularly described on Exhibit "A", annexed
                                                      ------- ---
hereto and made a part hereof (the "Property"). The Premises are depicted on the floor plan annexed hereto and made a part hereof as Exhibit "B".
                                                    ------- ---

     1.02  Commencement of Lease and Term of Lease.  The term of this Lease
           ---------------------------------------
shall be for one hundred twenty (120) months, commencing on January 1, 1999 (the "Commencement Date"), and ending on December 31, 2008 (the "Expiration Date"), unless sooner terminated as otherwise provided in this Lease.

     1.03  Tenant Option For Additional Lease Space.  At any time prior to the
           ----------------------------------------
first anniversary of the Commencement Date, Tenant shall have the option, upon written notice to Landlord, to lease from Landlord, the remaining portion of the 11th floor of the Building, or any additional portion thereof ("Additional Lease Space"); provided, however, if Tenant does not elect to lease all of the remaining portion of the 11th floor, the configuration and area of the Additional Lease Space shall be subject to Landlord's reasonable approval so that Landlord will be able to lease the balance of the 11th floor to a third party. All provisions of this Lease shall remain applicable to the Additional Lease Space, including the applicable Gross Rent Per Square Foot Rate together with the annual adjustments for such Additional Lease Space and Additional Rent. Upon the exercise of Tenant's option under this Section 1.03, Tenant shall provide Landlord with plans and specifications for its proposed improvements of the Additional Lease Space ("Additional Improvements"). Landlord will allow and pay the actual cost thereof to the Tenant upon completion of the Additional Improvements and governmental approval of same, the sum of up to $35.00 per square foot for the cost and design of such Additional Improvements ("Additional Improvement Allowance"). All costs in excess of such allowance for the design and construction of the Additional Improvements shall be paid by Tenant. Tenant shall provide Landlord with documentation reasonably satisfactory to Landlord of the cost of the Additional Improvements including, but not limited to, lien waivers and sworn statements. Tenant shall arrange for the completion of the Additional Improvements which shall be made in accordance with the plans and specifications submitted to, and approved by Landlord. Said Additional
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Improvements shall be completed by Tenant within 90 days from the exercise of its option and the additional rental payments for the additional space shall commence on the earlier of (i) 90 days from the exercise of such option or (ii) actual occupancy. Landlord agrees to make interim disbursements of the Additional Improvement Allowance in accordance with the provisions of Section
5.03 hereof.

     1.04  Tenant Right of First Opportunity.  At any time, from and after the
           ---------------------------------
first anniversary of the Commencement Date, but prior to the fifth anniversary of the Commencement Date of this Lease, in the event Landlord proposes to rent all or any remaining portion of the 11th floor of the Building ("Lease Election"), Landlord shall send a notice to Tenant it proposes to lease the space on the 11th floor of the Building ("Lease Election Notice") and the material terms and conditions thereof. The Tenant shall have 15 days from the receipt of the Lease Election Notice to serve written notice on the Landlord that it elects to rent from Landlord, all of the remaining space on the 11th floor of the Building. If Tenant fails to serve written notice to Landlord that it elects to rent the remaining portion of the 1lth floor within such 15 day period, such failure shall be deemed to be an election not to rent the remaining portion of the 11th floor of the Building. If Tenant exercises such option, the rental rate shall be the greater of (i) the rental rates set forth in Lease Election Notice; or (ii) the then existing rate Tenant is paying under this Lease subject to adjustments as provided herein, and the other conditions shall be the same as in this Lease. The buildout allowance per square foot shall be as set forth in Section 1.03. The lease term for such additional space shall be co-terminus with this Lease term. The Tenant shall complete its buildout with the same time frame and rental shall commence as set forth in Section 1.03.

     1.05  Certain Lease Termination Rights.  At any time after the fifth
           --------------------------------
anniversary of the Commencement Date of this Lease, but prior to the eighth anniversary of the Commencement Date of this Lease, Tenant shall have the right to terminate this Lease ("Early Termination Option") subject to the satisfaction of each of the following terms and conditions:

           (i) Tenant delivers written notice to Landlord, at least six (6) months prior to the proposed termination date, of its election to exercise its Early Termination Option and the proposed termination date ("Termination Notice");

           (ii) At the time the Termination Notice is delivered to Landlord, the Tenant then occupies at least one and one-half floors (13,253 rentable square feet) of the Building;

           (iii) Tenant certifies to Landlord, in good faith, that it requires additional rental space such that it would necessitate Tenant occupying space on three (3) different floors of the Building; and

           (iv) Tenant delivers to Landlord with its Termination Notice a certified check or bank check in the amount of the Early Termination Fee.

For the purposes of this Lease, the Early Termination Fee shall equal the unamortized balance (amortized over the term of this Lease from date spent on a straight line basis) of the Tenant Improvement Allowance for the Premises and, if applicable, the Additional Improvements, plus all other transactional expenses of Landlord in connection with this Lease or any modifications

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thereof or other agreements related thereto, including, but not limited to, leasing brokerage fees and legal fees. Landlord shall provide Tenant with a summary of such transactional costs upon request of Tenant.

     1.06  Financial Statements.
           --------------------

           (a) It is acknowledged and agreed that Tenant is a relatively new entity and does not currently have significant assets. Fast Heat International and Fast Heat, Incorporated (collectively, "Fast Heat") are entities affiliated with Tenant and have agreed to guaranty (the "Guaranty") all of the obligations of Tenant under this Lease subject to Section 1.06(b) below.

           (b) (i) Tenant shall annually, within 120 days after the expiration of Tenant's fiscal year, provide to Landlord a financial statement of Tenant for the most current fiscal year audited by a certified public accountant reasonably acceptable to Landlord ("Financial Statement"). Except as otherwise provided herein, in the event the net worth of Tenant exceeds $5,000,000 as disclosed by the Financial Statement and as verified by Landlord's accountants ("Minimum Net Worth Test"), Landlord agrees that, thereafter, in the event of a default under this Lease, Landlord will have recourse against the Tenant only and shall not look to any of the assets of Fast Heat to satisfy any of Tenant's obligations hereunder.

               (ii) Notwithstanding the foregoing, if any subsequent Financial Statement discloses that Tenant's net worth has decreased to less than $5,000,000 and Tenant does not meet the Minimum Net Worth Test, Fast Heat shall, thereafter, be jointly and severally liable with Tenant for all of Tenant's obligations under this Lease pursuant to the Guaranty ("Reinstatement"). In the event a Reinstatement occurs for the first time, the Minimum Net Worth Test will not be applied by Landlord until the second year following the Reinstatement.
In the event a Reinstatement occurs for the second time during the term of this Lease, the provisions of Section 1.06(b)(i) shall terminate and Fast Heat shall thereafter until the end of the term of the Lease be jointly and severally liable for the obligations of Tenant pursuant to the terms of the Guaranty.

     1.07  Temporary Space.  From and after November 1, 1998 Landlord shall
           ---------------
provide to Tenant temporary space with the minimum of 4,000 square feet and the maximum of 5,000 square feet on the 11" floor of the Building in an area designated by Landlord ("Temporary Space"). Tenant shall be responsible for all costs associated with Tenant's moving and occupancy of such Temporary Space. Tenant shall not have to pay any rent to Landlord for such Temporary Space; provided, however, except as otherwise provided herein, Tenant shall pay all (i) costs for its electrical usage; (ii) after hour charges; and (iii) parking expenses. Tenant agrees that it will, at its sole cost and expense, restore the Temporary Space to the condition of the Temporary Space at the time of occupancy. Notwithstanding anything in this Lease to the contrary, if Tenant has not completed the Initial Improvements by the Commencement Date, the Tenant shall pay all Rent due under this Lease from and after the Commencement Date. Tenant's rights to use the Temporary Space shall terminate upon the completion of the Initial Improvements and occupancy of the Premises, but in no event later than February 1, 1999. Landlord agrees to not charge Tenant "after hours" charges for up to one (1) day for moving into the Temporary Space and for up to one (1) day for moving into the Premises.

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                                  ARTICLE II

               GROSS RENT AND GENERAL RENTAL PAYMENT PROVISIONS

     2.01  Types of Rental Payments.  The rents shall be and consist of (a)
           ------------------------
gross rent payable in monthly installments as set forth below in advance, on the first day of each and every calendar month during the term of this Lease (the "Gross Rent") and (b) any additional charges (the "Additional Rent"; and the Gross Rent and Additional Rent are hereinafter collectively referred to as "Rent") payable by Tenant to Landlord under the terms of this Lease; all to be paid in lawful money of the United States to Landlord's agent, Tishman Real Estate Management Company, 350 North LaSalle Street, Chicago, Illinois 60610, or at such other place, as Landlord shall from time to time designate by notice to Tenant.

     2.02  Gross Rent.  Subject to adjustment as provided herein, during the
           ----------
first twelve months of the term, Gross Rent shall be payable in monthly installments of $19,657.88 which is based on the rate of $26.70 per square foot per annum ("Gross Per Square Foot Rate"). Upon the first anniversary of the Commencement Date of this Lease, and upon each anniversary thereafter, the Gross Rent shall be adjusted as described below. Said Gross Rent and Additional Rent shall be payable on or before the first day of each month commencing January 1, 1999 and continuing on the first day of each month thereafter until the Expiration Date.

     2.03  Gross Rent Adjustments.  Commencing with the first anniversary of
           ----------------------
the Commencement Date, and upon each anniversary thereafter during the term of this Lease, the Gross Rent shall be increased by an amount equal to $.50 per square foot. The adjusted monthly installments of Gross Rent for the twelve months succeeding any adjustment shall be determined by adding $.50 to the initial Gross Rental Rate plus any prior adjustments, and multiply such rate by the number of square feet in the Building being rented under this Lease and dividing such amount by twelve (12).

     2.04  Covenants Concerning Rental Payments.  Tenant shall pay the Gross
           ------------------------------------
Rent and the Additional Rent promptly when due without notice or demand therefor and without any abatement, deduction or set-off for any reason whatsoever (except as specifically provided herein). No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct Gross Rent or Additional Rent shall be deemed to be other than the payment on account, nor shall any endorsement or statement on any check or letter accompanying any payment be deemed an accord or satisfaction and Landlord may accept such payment without prejudice to its right to recover the balance or pursue any other remedy in this Lease or at law. If the Commencement Date occurs on a day other than the first day of a calendar month, the Gross Rent for the partial calendar month, at the commencement of the term of this Lease, shall be prorated on a per them basis. Any payment of rent not made on the date that such payment is due shall be subject to a one percent (1%) late payment fee to compensate Landlord for Landlord's estimated costs associated with such delinquency. The above-described late payment fee shall be immediately due and payable as Additional Rent hereunder.

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     2.05 Operating Expenses and Taxes.
          ----------------------------

          (a) For the purpose of this Lease, the following terms have the meanings set forth herein.

          "Base Year For Operating Expense" shall mean the calendar year 1999.

          "Base Year for Taxes" shall mean the calendar year 1999.

          "Taxes" shall mean all ad valorem real property taxes and all assessments at large levied upon or assessed with respect to the Building imposed by any taxing authority having jurisdiction or any taxes or assessments which shall be levied on the Building in lieu of or in addition to all or any portion of any such real estate taxes or assessments. Should the State of Illinois or any political subdivision thereof or any governmental authority having jurisdiction thereof levy, assess or impose:

                    (i) a tax on the rents or other income received from the Building, or

                    (ii) a license fee measured by the rents receivable by Landlord from the Building, or

                    (iii) a tax, license or franchise fee imposed upon Landlord which is otherwise measured by or based in whole or in part upon the Building or any portion thereof,

either by way of substitution for the taxes levied or assessed against the tax parcel, or in addition thereto, such tax, assessment or fee shall be deemed to constitute a tax against the Building for the purpose of this Section, computed as if the Building was the only property of Landlord subject thereto.

          "Tenant's Pro Rata Share" shall mean that proportion of any increase in the Operating Expenses (as hereinafter defined) for any calendar year over the Base Year For Operating Expenses or any increase in the Taxes for any calendar year over the Base Year for Taxes, as the case may be, as the total number of rentable square feet of the Premises compares to the total number of rentable square feet in the Building. At such time, if ever, any space is added to the Premises pursuant to the terms of this Lease, Tenant's Pro Rata Share shall be increased by the percentage calculated by dividing the number of additional rentable square feet by the total number of rentable square feet in the Building.

          "Operating Expenses" shall:

          (i) mean all operating expenses of any kind or nature (incurred consistent with the operation of a Class A office building located in the central business district in the City of Chicago) with respect to the Building, except the Taxes, as determined in accordance with generally accepted accounting principles and shall include, but not be limited to, the cost of Building supplies; costs incurred in connection with all energy sources for the common areas of the Building such as

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          propane, butane, natural gas, steam, electricity, solar energy and fuel oil; the costs of water and sewer services; window washing; janitorial services; general maintenance and normal repair of the Building, including the heating and air conditioning systems of the Building; landscaping maintenance; maintenance, repair, striping and replacement of all parking areas furnished by Landlord for use by tenants or their invitees of the Building; the cost of rubbish removal, snow removal and service contracts for the elevator, HVAC and alarm systems of the Building; the cost of such security guards and protection services as may be deemed reasonably necessary by Landlord, including, but not limited to, a 24 hour security guard; an administration fee not to exceed 5% of the gross rentals payable to Landlord by all tenants in the building; insurance in amounts and coverages determined by Landlord, including fire and extended coverage, rental interruption, sprinkler leakage, plate glass and public liability insurance (but Tenant shall have no interest in such insurance or the proceeds thereof); labor costs incurred in the operation and maintenance of the Building, including wages and other payments, costs to Landlord of Workers' Compensation and disability insurance; payroll taxes, and welfare fringe benefits; professional building management fees; legal, accounting, inspection and consultation fees incurred in connection with the Building to the extent required by any governmental authority or any other inspection or consultation fees incurred in connection with the Building to the extent required by any governmental authority or any other inspection or consultation fees required for the normal prudent operation of the Building and not normally the responsibility of the managing agent; the cost of any capital improvements to the Building or of any machinery or equipment installed in the Building which is made or becomes operational, as the case may be, after the Commencement Date, which costs shall be amortized over the useful life of the capital improvement (as reasonably estimated by Landlord's accountant); and all other common area costs and expenses and replacements relating to the Building and all other charges properly allocable to the repair, operation and maintenance of the Building in accordance with generally accepted accounting principles. If Landlord selects an accrual accounting basis for calculating Operating Expenses, Operating Expenses shall be deemed to have been paid when such expenses have accrued in accordance with generally accepted accounting principles.

          (ii) Expressly exclude Landlord's income taxes; leasing commissions, interest on debt or amortization payments on any mortgages or deeds of trust and rental under any ground or underlying leases or lease; advertising and promotional expenditures; and any other expense which under generally accepted accounting principles would not be considered a normal maintenance or operating expense, except as otherwise specifically provided herein.

          (b) It is hereby agreed that during each calendar year of the term of this Lease, Tenant shall pay to Landlord (i) the amount of any excess of Tenant's Pro Rata Share of Operating Expenses over Tenant's Pro Rata share of the Base Year For Operating Expenses; and (ii) the amount of any excess of Tenant's Pro Rata Share of the Taxes over Tenant's Pro Rata Share of the Base Year for Taxes. Beginning with the first calendar year in which this Lease

                                       6
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commences, the monthly rent to be paid by Tenant to Landlord shall be increased by an amount equal to (i) 1/12th of the estimated increase, if any, for each calendar year over Tenant's Pro Rata Share of the Base Year For Taxes and (ii) 1/12th of the estimated increase, if any, of Tenant's Pro Rata Share of the Base Year Operating Expenses, with an adjustment to be made between the parties at a later date as hereinafter provided. As soon as practicable following the end of each calendar year during the term of this Lease, Landlord shall submit to Tenant a statement setting forth the exact amount of the increase, if any, in
(i) Tenant's Pro Rata Share of the Taxes for the calendar year just completed over Tenant's Pro Rata Share of the Base Year For Taxes, and the difference, if any, between Tenant's actual Pro Rata Share of the Taxes for the calendar year just computed and the estimated amount of Tenant's Pro Rata Share of the Taxes (on which its rent was based) for such year prior to the end of each calendar year during the term hereof and (ii) Tenant's Pro Rata Share of the Operating Expenses for the calendar year just computed over Tenant's Pro Rata Share of the Base Year Operating Expenses, and the difference, if any, between Tenant's actual Pro Rata Share of the Operating Expenses for the year first completed and the estimated amount of Tenant's Pro Rata Share of Operating Expenses for such year. Landlord shall submit to Tenant a statement setting forth the amount reasonably estimated by Landlord as the increase, if any, in the Operating Expenses or Taxes for the subsequent year and the amount of the increased monthly rent to be paid by Tenant for such subsequent year computed in accordance with the foregoing provision. To the extent that Tenant's Pro Rata Share of the actual Operating Expenses or Tenant's Pro Rata Share of the Taxes for the period covered by such statement is different from the estimated increases upon which Tenant paid rent during the calendar year just completed, Landlord shall pay to Tenant, or Tenant shall pay to Landlord, as the case may be, the difference within thirty (30) days following receipt of said statement from Landlord. In addition, with respect to the monthly rent, until Tenant receives such statement, Tenant's monthly rent for the new calendar year shall continue to be paid at the then current rate, but Tenant shall commence payment to Landlord of the monthly installments of rent on the basis of the statement beginning on the first day of the month following the month in which Tenant receives such statement. Moreover, Tenant shall pay to Landlord, or shall receive a credit against the next installment due hereunder, as the case may be, on the date required for the first payment of rent as adjusted, the difference, if any, between the monthly installments of rent so adjusted and the monthly installments of rent actually paid during the new calendar year. In no event shall any adjustment hereunder result in a decrease in the Gross Rent or additional rent payable pursuant to any other provision of this Lease it being agreed that the payments under this Section 2.05 are an obligation supplemental to Tenant's obligation to pay the Gross Rent.

          (c) If the Lease is in effect for less than a full calendar year during the first or last calendar years of the term hereof, Tenant's Pro Rata Share for such partial year shall be calculated by proportionately reducing the Operating Expenses or the Taxes, as the case may be, to reflect the number of months in such year during which the Lease is in effect (the "Adjusted Operating Expenses and Taxes"). The Adjusted Operating Expenses and Taxes shall then be compared with the actual Operating Expenses and Taxes for said partial year to determine the amount, if any, of any increases in the actual Operating Expenses and Taxes, as the case may be, for such partial year over the Adjusted Operating Expenses and Taxes. Tenant shall pay its Pro Rata Share of any such increases within thirty (30) days following receipt of notice thereof.

                                       7
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          (d)  Landlord's failure during the Lease term to prepare and deliver any statements or bills, or Landlord's failure to make a demand under this Section or under any other provision of this Lease shall not in any way be deemed to be a waiver of, or cause Landlord to forfeit or surrender, its rights to collect any items of Additional Rent which may have become due pursuant to this Section during the term of this Lease, except as otherwise specifically set forth in this Lease. Tenant's liability for all Additional Rent due under this
Section 2.05 shall survive the expiration or earlier termination of this Lease.

          (e) At its option and expense, Tenant shall have the right, one time during any Lease year, upon fifteen (15) days prior written notice to Landlord, to have its accountant's audit the records of Landlord relating to Taxes and Operating Expenses for the prior year, at Landlord's record keeping office during business hours; provided, however, if such audit (based on generally accepted accounting principles) shall disclose that there is an overstatement of Tenant's Pro Rata Share of the increases over the Base Year For Operating Expenses or Base Year For Taxes to the extent of five (5%) percent, then Landlord shall pay the cost of such audit.

                                  ARTICLE III

                      SECURITY DEPOSIT; LETTER OF CREDIT

     3.01  Security Deposit.  Tenant has deposited with Landlord the sum of
           ----------------
$39,315.75 (the "Security"), the receipt of which is acknowledge by Landlord, representing security for the full and faithful performance and observance by Tenant of the covenants and obligations hereunder. Notwithstanding the foregoing, upon the fifth anniversary of the Commencement Date, and further provided that Tenant is not currently in default has not or has not been in default (which default was not cured within any applicable notice and cure period) under this Lease, the Security will be reduced to $19,657.88 and Landlord, at its option, shall refund the excess portion of the Security to Tenant or apply such excess toward Tenant's Gross Rent due Landlord. In the event Tenant is in default or has been in default (which default was not cured within any applicable notice and cure period) under the terms of this Lease, the Security shall not be reduced and the entire Security shall be held and/or applied by Landlord pursuant to the terms of this Lease throughout the remaining term of the Lease. The Security shall be held by Landlord without interest in favor of Tenant, and in the event Tenant defaults in the full and prompt payment and performance of any of its covenants or obligations hereunder, Landlord may, without notice to Tenant, use, apply or retain the whole or any part of the Security to the extent required for the payment of any Gross Rent and Additional Rent or any other sums which may be due Landlord hereunder. In the event Landlord shall so use, apply, or retain the whole or any part of the Security, Tenant shall, upon demand, immediately deposit with Landlord a sum equal to the amount so used. The use, application, or retention of the Security, or a portion thereof by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law (it being intended that Landlord shall not first be required to proceed against the Security) and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. If Tenant shall fully and faithfully comply with all the covenants hereunder, the Security, or any balance thereof, shall be returned or paid over to Tenant after the last to occur of (i) the date on which this Lease has expired or been terminated, (ii) delivery to Landlord of full possession of the Premises and (iii) Landlord's inspection of the Premises and determination that all obligations of the Tenant under this Lease have been fully satisfied. It is agreed and understood that the obligations of Tenant to Landlord hereunder which may not have been performed prior to the Expiration Date shall be continuing obligations owed by Tenant to Landlord and shall accordingly survive the termination of this Lease. Landlord may deliver the Security to any purchaser of Landlord's interest in the Premises and thereupon Landlord shall be discharged of and from any further liability with respect to the same.

     3.02  Letter of Credit.
           ----------------

           (a) Upon the execution of this Lease, Tenant shall provide Landlord with a clean, unconditional and irrevocable letter of credit in the amount of $200,000 ("Letter of Credit") issued by a commercial banking institution acceptable to Landlord, which shall include American National Bank, LaSalle Bank or Harris Bank and Trust. The term of the Letter of Credit shall be two years from and after the Commencement Date. The Letter of Credit shall permit partial draws. Notwithstanding the foregoing, in the event Tenant is unable to procure a letter of credit at the time of the execution of this Lease, Tenant shall deposit $200,000 in cash with Landlord or with an escrow agent ("Escrow Agent") satisfactory to Landlord ("Cash Deposit"). Landlord shall be entitled to draw on the Cash Deposit on demand in the same manner Landlord is entitled to draw on the Letter of Credit. Upon the presentation of a Letter of Credit satisfactory to Landlord, the Escrow Agent or Landlord, as the case may be, shall promptly refund, or be directed to refund, the Cash Deposit to Tenant. Unless there is an Event of Default hereunder, all interest, if any, which accrues on the Cash Deposit shall be paid to the Tenant.

           (b) In the event Tenant defaults in the full and prompt payment and performance of any of its covenants or obligations hereunder, Landlord may, without notice to Tenant, draw in full or in part, on the Letter of Credit or Cash Deposit, as the case may be, and use, apply or retain in whole or in part to apply to any Gross Rent, Additional Rent or other sums due Landlord hereunder. Any excess amounts drawn under the Letter of Credit or Cash Deposit, as the case may be, shall be held and/or applied by Landlord as additional Security under Section 3.01 above.

                                  ARTICLE IV

                                      USE

     4.01  Use of Premises.  It is agreed and understood that the Premises shall
           ---------------
be used for the purpose of commercial office use for the purpose of the conduct of Tenant's business as the executive offices for an internet related company (or such other use as permitted by Landlord with respect to a sublease approved by Landlord under Section 8.01 hereof) and for no other purpose. Tenant shall abide by and not violate any of the rules and regulations of the Building promulgated by Landlord from time to time. Landlord shall not be liable to Tenant for violation of the rules and regulations by any other tenant or such tenant's employees, agents, invitees or licensees. The existing rules and regulations in force for the Building are described in Article XXVI below; however, it is understood and agreed that, at any and all times during the term of this Lease, Landlord may revise, modify, or amend said rules and regulations, in Landlord's sole discretion, and Tenant shall comply with any and all rules and regulations in effect, from time to

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time, throughout the term of this Lease, which will be enforced by Landlord in a non-discriminatory manner.

     4.02  Operation of Tenant's Business.  If any governmental license or
           ------------------------------
permit, other than a Certificate of Occupancy, shall be required for the proper and lawful conduct of Tenant's business in the Premises or any part thereof, Tenant, at its expense, shall procure such license prior to the first day of the term of this Lease, and thereafter maintain and renew such license or permit. Tenant shall not, at any time, use or occupy, or suffer or permit anyone to use or occupy, the Premises, or do or permit anything to be done in the Premises, in any manner which may (a) violate the Certificate of Occupancy for the Premises or for the Building; (b) cause or be liable to cause injury to the Building or any equipment, facilities or systems therein; (c) constitute a violation of the laws and requirements of any public authority or the requirements of insurance bodies; (d) impair or intend to impair the character, reputation or appearance of the Building as a first class office building; (e) impair or tend to impair the proper and economic maintenance, operation, and repair of the Building and/or its equipment, facilities or systems; and (f) disturb the quiet enjoyment of other tenants or users of the Building.

                                   ARTICLE V

                            PREPARATION OF PREMISES

     5.01  Tenant Improvements.  Tenant shall promptly furnish to Landlord for
           -------------------
approval, design drawings and working drawings and specifications ("Plans and Specifications") for all of Tenant's work as set forth in Exhibit C attached
                                                          ---------
hereto ("Initial Improvements"). Tenant agrees to construct all of the Initial Improvements in accordance with the approved Plans and Specifications. No material deviation from the final set of Plans and Specification, once approved by Landlord, in its reasonable discretion, shall be made without Landlord's prior written consent. Approval of the Plans and Specifications shall not constitute the assumption of any responsibility by Landlord for their accuracy, efficiency or sufficiency, the Tenant being solely responsible for such items. Tenant shall have access to the Premises to complete the Initial Improvements from and after November 1, 1998.

     5.02  Reimbursement for Initial Improvements.  Landlord will provide to
           --------------------------------------
Tenant an allowance for the Initial Improvements in the amount of up to $371,180 ("Tenant Improvement Allowance") for the design and construction of the Initial Improvements. Upon completion of the construction of the Initial Improvements, Tenant shall provide Landlord with documentation, satisfactory to Landlord, including, but not limited to, sworn statements and lien waivers, of all costs for the construction of the Initial Improvement and design thereof and a copy of all governmental approvals of same, and upon the satisfaction of such requirements, Landlord shall promptly reimburse Tenant or pay directly to or jointly with contractors or subcontractors for all such costs up to $371,180. All costs for the Initial Improvements and design thereof in excess of $371,180 shall be paid by the Tenant. Notwithstanding the foregoing, provided Tenant is not in default hereunder, the Landlord shall, subject to the limitations set forth herein, make disbursements of the Tenant Improvement Allowance but not more frequently than once each month. Such disbursements shall be reduced by the holdback described below. At no time shall Landlord be required to make any advances for construction costs if the remaining amount to be advanced under the Tenant Improvement Allowance is insufficient to pay all remaining construction costs. If at any time prior to the completion of the Initial Improvements it appears to Landlord or architect/agent of Landlord that the net proceeds of the Tenant Improvement Allowance will be insufficient to complete the Initial Improvements and to pay for all labor, material and costs thereof, the Tenant shall deposit with Landlord additional monies, when added to the Tenant Improvement Allowance, will be sufficient to complete and pay for the Initial Improvements and until the additional monies are deposited, Landlord shall not be required to make any additional disbursements.

     All disbursements of hard costs from the Tenant Improvement Allowance shall be subject to a 10% holdback of funds by Landlord and the monies so withheld shall not become due or payable until (i) the full and final completion of work of each contractor, subcontractor, materialmen, supplier or laborer, (ii) all certificates of occupancy have been issued, (iii) complete releases and discharges for all work has been submitted to Landlord and (iv) the receipt by Landlord of a certification from Tenant's architect of substantial completion.

     All applications for disbursements to Landlord shall include (i) a certificate from Borrower's architect, certifying that the work described on the application has been completed in accordance with the Plans and Specifications approved by Landlord to the degree of completion as represented in the application; (ii) sworn statements of the general contractor or construction manager describing in detail the amount of costs incurred for construction to the date of the request, the names of all persons or entities that have provided work or materials for the construction, the amounts previously paid to the date of the request, the amounts due and unpaid and an estimate of the amount necessary to complete the work and (iii) partial or final waivers of lien (whichever is applicable) duly executed by each contractor, subcontractor, materialmen, supplier or laborer who has performed work or supplied material for which reimbursement is sought. Landlord reserves the right to make disbursements directly to the contractors, subcontractors, materialmen or suppliers or to make any check jointly payable with Tenant.

                                  ARTICLE VI

                       SUBORDINATION, NOTICE TO SUPERIOR
                     LESSORS AND MORTGAGEES AND ATTORNMENT

     6.01  Subordination of Lease.  This Lease, and all rights of Tenant
           ----------------------
hereunder are and shall be subject and subordinate to all mortgages, trust deeds in the nature of a mortgage (both referred to hereafter as "mortgages"), and ground leases, which may now or hereafter affect or encumber the Property and/or the Building and/or any of such leases (whether or not such mortgages shall also cover other lands and/or buildings and/or leases). This subordination shall likewise apply to each and every advance made or hereafter to be made under such mortgages, to all renewals, modifications, replacements and extensions of such leases and such mortgages and to spreaders and consolidation of such mortgages. This Section shall be self-operative and no further instrument of subordination shall be required. However, in confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, the lessor, or the holder of any mortgage (or their respective successors-in-interest) may reasonably request to evidence such subordination. If Tenant fails to execute, acknowledge or deliver any such instrument within ten (10) days after request therefor, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact, which appointment is agreed to be coupled with an interest, to execute and deliver any such instruments for and on behalf of Tenant. Any lease to which this Lease is subject and subordinate is hereinafter referred to as a "Superior Lease" and the lessor of a Superior Lease is hereinafter referred to as a "Superior Lessor"; and any mortgage to which this Lease is subject and subordinate is hereinafter referred to as a "Superior Mortgage"; and any mortgagee of a Superior Mortgage is hereinafter referred to as a "Superior Mortgagee." Notwithstanding the foregoing, at Landlord's election, this Lease may be made senior to the lien of any mortgage, if the mortgagee thereunder so requests.

     6.02  Notice in the Event of Default.  If any act or omission of Landlord
           ------------------------------
would give Tenant the right, immediately or after the lapse of a period of time, to cancel or terminate this Lease or to claim a partial or total eviction, Tenant shall not exercise such right (a) until it has given by registered or certified mail written notice of such act or omission to Landlord and each Superior Mortgagee and Superior Lessor whose name and address shall previously have been furnished to Tenant, and (b) until a thirty (30) day period for remedying (or-if the act or omission cannot, by its nature, be cured within thirty days commencing with diligence and good faith, to remedy) such act or omission shall be elapsed following the giving of such notice.

     6.03  Successor Landlord.  If any Superior Lessor or Superior Mortgagee
           ------------------
shall succeed to the rights of Landlord hereunder, whether through possession or foreclosure action or delivery of a new lease or deed, or otherwise, then, at the request of such party (hereinafter referred to as "Successor Landlord"), Tenant shall attorn to and recognize such Successor Landlord as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument such Successor Landlord may reasonably request to further evidence such attornment.

     6.4  Non-Disturbance.  Landlord agrees to use its reasonable efforts to
          ---------------
obtain a non-disturbance agreement (so long as Tenant is not in default under this Lease) from any Superior Lessor or Superior Mortgagee.

                                  ARTICLE VII

                                QUIET ENJOYMENT

     So long as Tenant pays all of the Gross Rent and Additional Rent and performs all of its other obligations hereunder, Tenant shall peaceably and quietly have, hold and enjoy the Premises without hindrance, ejection or molestation by Landlord or any other person lawfully claiming through or under Landlord, subject to the provisions of this Lease and to Superior Leases and Superior Mortgages. This covenant shall be construed as a covenant running with the Property and is not, nor shall it be construed as, a personal covenant of Landlord, except to the extent of Landlord's interest in this Lease and only so long as such interest shall continue. Thereafter, this covenant shall be binding upon only Landlord's successors in interest, to the extent of their respective interests herein, as and when they shall have acquired the same and for so long as they shall retain such interest.

                                 ARTICLE VIII

                    ASSIGNMENT, SUBLETTING, AND MORTGAGING

     8.01  Prohibition.  Except as expressly otherwise provided herein, Tenant
           -----------
may not (a) assign or otherwise transfer this Lease or the term and estate hereby granted, or offer or advertise to do so, or sublet the Premises or any part thereof, or offer or advertise to do so, or allow the same to be used or occupied by anyone other than Tenant, without the written consent of Landlord, which consent shall be in the sole and absolute discretion of Landlord, and which consent may be denied for any reason whatsoever; provided, however, notwithstanding the foregoing, such consent shall be in the reasonable discretion of Landlord provided (i) the proposed subtenant ("Subtenant") (-A-) has a net worth (determined in accordance with reasonably accepted accounting principles) in excess of $4,000,000 or (-B-), Subtenant provides a guaranty to Tenant of an affiliated entity or party, who, has a net worth (in the aggregate with Tenant) in excess of $4,000,000, which guaranty shall be assigned to Landlord, (ii) such proposed Subtenant proposes to conduct a business compatible with the other tenants of the Building and the manner in which Landlord is marketing the building, which includes, but is not limited to, certain types of the following businesses: an executive headquarters for a (-A-) leading edge high technology company; (-B-) leading edge high technology interconnect business; (-C-) financial services business; or (-D-) leading edge high technology research and development, (iii) the Subtenant subleases the entire 10th floor or the entire space on the 11th floor, if any, which Tenant is then currently leasing and (iv) Subtenant is a well established entity with a solid financial record; and (b) mortgage, pledge, encumber, or otherwise hypothecate this Lease or the Premises or any part thereof in any manner whatsoever, without in each instance obtaining the prior written consent of Landlord, which consent shall be in the sole and absolute discretion of Landlord, and which consent may be denied for any reason whatsoever. Tenant shall pay Landlord's expenses, including reasonable attorney fees, incurred in connection with the review of Tenant's request for consent to assignment, sublease, or mortgage.

     8.02  Rights of Landlord.  If this Lease is assigned, whether or not in
           ------------------
violation of the provisions herein, Landlord may (without prejudice to, or waiver of its rights), collect rent from the assignee. If the Premises or any part thereof are sublet or used or occupied by anyone other than Tenant, whether or not in violation of this Lease, Landlord may collect rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to the Gross Rent and Additional Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of this Article VIII or the acceptance of the assignee, subtenant or occupancy as a tenant, or a release of Tenant from the performance of its obligations hereunder. In the event of any assignment, mortgaging, subletting, or use or occupancy by others (whether or not in violation of this Lease) the same shall not in any way be considered to relieve Tenant from acting in accordance with the terms and prohibitions set forth in this Article VIII. Any approved sublease shall be expressly subject to the terms and conditions of this Lease. Reference in this Lease to use or occupancy by others (that is, anyone other than Tenant) shall not be construed as limited to subtenants and those claiming under or through subtenants but as including also licensees and others claiming under or through Tenant, immediately or remotely. Tenant covenants that, notwithstanding any assignment or transfer, and notwithstanding the acceptance of Gross Rent and/or Additional Rent by Landlord from an assignee, transferee, or any other party, it shall remain fully liable for the payment of the Gross Rent and Additional Rent and for the other obligations of this Lease to be performed or observed by Tenant. In the event that the total rent and any other considerations (whether cash or non-cash) received under any sublease by Tenant, after deduction of Tenant's reasonable and actual expenses in obtaining such sublease (including attorneys' fees, brokerage commissions and advertising expenses, but excluding remodeling or construction costs), is greater than the total rent provided for from time to time under this Lease, which is allocable to the space sublet, Tenant shall pay to Landlord fifty percent (50%) of such excesses received from any subtenant. In the event that Tenant receives any consideration for an assignment of Tenant's interest under this Lease, after deduction of Tenant's reasonable and actual expenses in obtaining such assignment (including attorney fees, brokerage, commissions and advertising expenses, but excluding remodeling or construction costs), Tenant shall pay to Landlord fifty percent (50%) of such excesses received from any assignee.

     8.03  Permitted Transfers.  The provisions of Section 8.01 (a) shall apply
           -------------------
to a transfer of a majority of the stock of Tenant as if such transfer were an assignment of this Lease; but said provisions shall not apply to transactions with a corporation into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets are transferred, provided in any of such events (a) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to $5,000,000, and
(b) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction.

     8.04  Recapture of Space.  In the event Tenant desires to enter into any
           ------------------
sublease of the Premises, Landlord shall have the option to exclude from the Premises covered by this Lease the space proposed to be sublet by Tenant, effective as of the proposed commencement date of sublease of said space by Tenant or if the proposed subletting is for the entire Premises, to terminate this Lease. Landlord may exercise said option by giving Tenant written notice thereof within twenty (20) days after receipt by Landlord of Tenant's notice of the proposed sublease. In the event Landlord exercises said option, Tenant shall either withdraw its request to sublease within ten (10) days after receipt of notice of Landlord's exercise of such option or surrender possession of the proposed subleased space to Landlord on the effective date of exclusion of said space from the Premises covered by this Lease, and neither party hereto shall have any further rights or liabilities with respect to said space from the Premises covered by this Lease, and neither party hereto shall have any further rights or liabilities with respect to said space under this Lease. Effective as of the date of exclusion of any portion of the Premises covered by this Lease pursuant to this Article VIII, (i) the Gross Rent specified in Article II shall be reduced in the same proportion as the number of square feet of rentable area contained in the portion of the Premises so excluded bears to the number of square feet of rentable area contained in the Premises prior to such exclusion, and (ii) the rentable area of the Premises specified in Article I shall be decreased in the same proportion that the Premises has been decreased, for all purposes under this Lease.

                                  ARTICLE IX

                             COMPLIANCE WITH LAWS

     9.01  Generally.  Tenant shall give prompt notice to Landlord of any notice
           ---------
it receives of the violation of any law or requirement of any governmental or administrative authority with respect to the Premises or the use or occupation thereof. Tenant shall, at Tenant's expense, comply with all laws and requirements of any governmental or administrative authorities which shall impose any violation, order or duty on Landlord or Tenant arising from (a) Tenant's use of the Premises; (b) the manner or conduct of Tenant's business or operation of its installations, equipment or other property therein; (c) any cause or condition created by or at the instance of Tenant; (d) breach of any of Tenant's obligations hereunder, whether or not such compliance requires work which is structural or non-structural, ordinary or extraordinary, foreseen or unforeseen; and Tenant shall pay all the costs, expenses, fines, penalties and damages which may be imposed upon Landlord, any Superior Lessee, Superior Lessor or Superior Mortgagee, by reason or arising out of Tenant's failure to fully and promptly comply with and observe the provisions of this Section.

     9.02  Environmental Laws.  Neither Tenant or Tenant's agents, employees,
           ------------------
invitees or guests shall generate, release, store or dispose of hazardous materials as defined by federal, state or local statures, ordinances, rules or regulations ("Hazardous Materials"), at, upon, under or within any portion of the Property. Tenant shall strictly comply in all respects with the requirements with the Hazardous Materials laws, rules and regulations, and shall notify Landlord immediately in the event of any discharge or discovery of any Hazardous Material at, upon, under or within the Property. Tenant shall hold harmless and indemnify Landlord against and from any damage, loss, expense or liability resulting from the violation of this subsection including all attorney fees and costs incurred as a result thereof. The covenants and indemnification contained in this subsection shall survive the termination of this Lease.

                                   ARTICLE X

                                   INSURANCE

     10.01 Tenant Activities.  Tenant shall not violate, or permit the violation
           -----------------
of, any condition imposed by any insurance policy issued in respect of the Property and/or the Building of which Tenant has notice and shall not do, or permit anything to be done, or keep or permit anything to be kept in the Premises, which would (a) subject Landlord, any Superior Lessor, any Superior Lessee or any Superior Mortgagee, to any liability or responsibility for personal injury or death or property damage; (b) which would increase any insurance rate in respect of the Property, the Building or the property therein over the rate which would otherwise then be in effect; (c) which would result in insurance companies of good standing refusing to insure the Property, the Building or the property therein in amounts reasonably satisfactory to Landlord; and (d) which would result in the cancellation or the assertion of any defense by the insurer, in whole or in part, to claims under any policy of insurance with respect to the Property, the Building or the property therein.

     10.02  Increased Premiums.  If, by reason of any failure of Tenant to
            ------------------
comply with any provisions of this Lease, the premiums on Landlord's insurance on the Property, the Building and/or property therein shall be higher than they otherwise would be, Tenant shall reimburse Landlord, on demand, for that part of such premiums determined to be attributable to such failure on the part of Tenant.

     10.03  Waiver of Subrogation.  Landlord and Tenant each agree that it shall
            ---------------------
use its best efforts to obtain an appropriate clause in, or an endorsement upon, each insurance policy obtained by it and covering or applicable to the Premises and the personal property, fixtures, and equipment located therein or thereon, pursuant to which the insurance company waives subrogation or Tenant, as the case may be. The waiver of subrogation or permission for waiver of any claim shall extend to Landlord and its beneficiaries, agents and employees, and each Superior Lessor, Superior Lessee and Superior Mortgagee, and to other appropriate parties designated by Landlord (collectively, "Superior Parties"). Each party hereby releases the other and its beneficiaries, agents and employees, and each Superior Party with respect to any claim (including a claim for negligence but not gross negligence or willful misconduct) which it might otherwise have against the other or its beneficiaries, agents or employees, or any Superior Party for loss, damage or destruction with respect to Tenant's Property or the Building or any property therein by fire or other casualty (including rental value or business interruption as the case may be) occurring during the term of this Lease and normally covered under a fire insurance policy with extended coverage endorsement.

     10.04  Insurance to be Maintained by Tenant.  Tenant, at its expense, shall
            ------------------------------------
maintain at all times during the term of this Lease comprehensive general public liability insurance with respect to the Premises and the conduct or operation of the business therein, protecting Landlord, its agents, its beneficiaries and Tenant against any and all claims for injury and damage to persons or property or for the loss of life or property occurring in, on, or about the Premises, arising out of the act, negligence, omission, nonfeasance, or malfeasance of Tenant, its employees, agents, contractors, customers, licensees, and invitees. Such insurance shall be carried in a minimum amount (combined single limit) of not less than Two Million Dollars ($2,000,000) for bodily injury or death to any one person or any number of persons in any one occurrence and not less than Two Million Dollars ($2,000,000) for property damage, and shall not provide for deductible amounts. Landlord and its managing agent, and any Superior Lessor, Superior Mortgagee and other parties designated by Landlord whose names and addresses shall previously have been furnished to Tenant, shall be named as additional insureds. Tenant, at its expense, shall also maintain at all times during the term of this Lease fire insurance, with extended coverage, vandalism and malicious mischief endorsements, in an amount adequate to cover full replacement value of all leasehold improvements and all fixtures, contents and wall and floor coverings in the Premises, and with no deductible in excess of $1,000. Tenant shall deliver to Landlord and any additional named insured, all such policies or certificates of insurance, in form satisfactory to Landlord, issued by the insurance company or its authorized agent, along with receipts indicating that the premiums for such insurance have been paid at least one (1) year in advance, at least ten (10) days prior to the Commencement Date. Tenant shall procure and pay for renewals of all such insurance from time to time before the expiration thereof and deliver to Landlord (and any additional named insured) such renewal policy or certificate thereof, along with receipts indicating that the premiums for such insurance have been paid at least one (1) year in advance, at least thirty (30) days prior to the expiration of any existing policy. All such policies shall be issued by companies licensed to do business in the State of Illinois and acceptable to Landlord, and all such policies shall contain a provision whereby the same cannot be canceled or materially modified unless Landlord and any additional named insured are given at least thirty (30) days' prior written notice of such cancellation or material modification. Landlord may require the amount of any public liability insurance to be maintained by Tenant be increased from time to time so that the amount thereof adequately protects Landlord's interest.

                                  ARTICLE XI

                                  ALTERATIONS

     11.01  Procedural Requirements.  Tenant may, from time to time, at its
            -----------------------
expense, make such alterations, decorations, additions, or improvements (hereinafter collectively referred to as "Alterations") in and to the Premises, excluding structural changes, as Tenant may reasonably consider necessary for the conduct of its business in the Premises; provided, however, that the written consent of the Landlord is first obtained. Landlord's consent shall not be reasonably withheld, provided, however, that: (a) the exterior of the Building shall not be affected; (b) the Alterations are non-structural and the structural integrity of the Building shall not be affected; (c) the Alterations are to the interior of the Premises and no part of the Building outside of the Premises shall be affected; (d) the proper functioning of the mechanical, electrical, sanitary and other service systems of the Building shall not be adversely affected and the usage of such systems by Tenant shall not be increased; (e) Tenant shall have appropriate insurance coverage reasonably satisfactory to Landlord regarding the Alterations; and (f) before proceeding with any Alterations, Tenant shall submit to Landlord for Landlord's approval, plans and specifications for the work to be done and Tenant shall not proceed with such work until it has received said approval. In the event that the cost of the proposed alternations exceed $25,000, upon Landlord's request Tenant shall obtain and deliver to Landlord either (i) a performance bond and a labor and materials payment bond (issued by a corporate surety licensed to do business in Illinois), each in an amount equal to one hundred twenty-five percent (125%) of the estimate of the cost of the Alterations and in form satisfactory to Landlord, or (ii) such other security or evidence of Tenant's ability to pay the cost of such Alternations as shall be reasonably satisfactory to Landlord.

     11.02  Performance of Alterations, Initial Improvements and Additional
            ---------------------------------------------------------------
Improvements.  Tenant, at its expense, shall obtain all necessary governmental
------------
permits and certificates for the commencement and prosecution of Alterations, Initial Improvements and Additional Improvements and for the final approval thereof upon completion, and shall cause the Alterations to be performed in compliance therewith and in compliance with all applicable laws and requirements of public authorities, or all entities holding mortgages on the Building and with Landlord's rules and regulations or any other restrictions Landlord may impose on the Alterations. Tenant shall not commence any Alterations, Initial Improvements and Additional Improvements without having first demonstrated to Landlord's reasonable satisfaction that all such permits and certificates have been obtained. The Alterations, Initial Improvements and Additional Improvements shall be diligently performed in a good and workmanlike manner, using new materials and equipment at least equal in quality and class to the standards for the Building established by Landlord. Alterations, Initial Improvements and Additional Improvements shall be performed by contractors first approved by Landlord, and Tenant's agents, contractors, workmen, mechanics, suppliers and invitees shall work in harmony, and not interfere with, Landlord and its agents and contractors in performing their work in the Premises, the Building, or with any other tenants or occupants of the Building. Tenant shall, and hereby does, indemnify, defend, and hold Landlord harmless from any and all claims, damages or losses, of any nature, suffered by Landlord, whether directly or indirectly, as a result of, or due to, or arising from, any labor dispute involving Landlord and/or the Building and/or the Premises which labor dispute results from, or is due to, or arising from the performance of any Alterations by, or on behalf of, Tenant. Alterations, Initial Improvements and Additional Improvements shall be performed in such manner as to not unreasonably interfere with or delay and as not to impose any additional expense upon Landlord in the construction, maintenance, repair or operation of the Building and so as not to interfere with any common area renovation program being undertaken by Landlord; and if such expense is incurred by Landlord, Tenant shall pay, the same upon demand. Tenant acknowledges that any Alterations, Initial Improvements and Additional Improvements commenced or performed in violation of any provision of this
Article XI shall cause Landlord irreparable injury, and Landlord shall have the right to enjoin any such violations by injunction or other equitable relief.

     11.03  Lien Prohibition.  Tenant shall not permit any mechanics' or
            ----------------
materialmens' liens to attach to the Premises, the Building, the Property, Tenant's leasehold estate or any of them. Tenant shall defend, indemnify, and hold Landlord harmless from and against any and all mechanics' and other liens and encumbrances filed in connection with Alterations, Initial Improvements and Additional Improvements or any other work, labor, services, or materials done for or supplied to Tenant, or any person claiming through or under Tenant, including, without limitation, security interests in any materials, fixtures or articles installed in and constituting a part of the Premises and against all costs, expenses, and liabilities (including reasonable fees and attorneys of Landlord's choosing) incurred in connection with any such lien or encumbrance or any action or proceeding brought thereon. Tenant, at its expense, shall procure the satisfaction or discharge of record of all such liens and encumbrances within fifteen (15) days after the filing thereof. In the event Tenant has not so performed, Landlord may, at its option, pay and discharge such liens and Tenant shall be responsible to reimburse Landlord for all costs and expenses incurred in connection therewith, together with interest thereon at the rate set forth in Article XXI, Section 21.03, below, which expenses shall include reasonable fees of attorneys of Landlord's choosing, and any costs in posting bond to effect discharge or release of the lien as an encumbrance against the Premises, the Building, the Property, or any of them.

                                  ARTICLE XII

                       LANDLORD'S AND TENANT'S PROPERTY

     12.01  Landlord's Property.  All fixtures, equipment, improvements and
            -------------------
appurtenances to or built into the Premises at the commencement of or during the term of this Lease, whether or not placed thereby or at the expense of Tenant, shall be and remain a part of the Premises, shall be deemed the property of Landlord (the "Landlord Property") without compensation or credit to Tenant, and shall not be removed by Tenant unless Landlord requests their removal. Further, any personal property in the Premises on the Commencement Date, unless installed and paid for by Tenant, shall be and shall remain the property of the Landlord and shall not be removed by Tenant. All carpeting contained within the Premises during the term of this Lease shall be and remain the property of Landlord and shall not be removed or replaced without the prior written consent and approval by Landlord.

     12.02  Tenant's Property.  All movable partitions, business and trade
            -----------------
fixtures, machinery and equipment, communications equipment and office equipment, whether or not attached to or built into the Premises, which are installed in the Premises by or for the account of Tenant without expense to Landlord and which can be removed without damage to the Building, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Premises shall be and shall remain the property of Tenant (the "Tenant's Property") and may be removed by Tenant at any time during the term of this Lease, provided Tenant is not in default hereunder. In the event Tenant's Property is so removed, Tenant shall repair or pay the cost of repairing any damage to the Premises or to the Building resulting from the installation and/or removal thereof. Any equipment or other property for which Landlord shall have granted any allowance or credit to Tenant shall not be deemed to have been installed by or for the account of Tenant without expense to Landlord, shall not be considered Tenant's Property and shall be deemed the property of Landlord.

     12.03  Removal of Tenant's Property.  At or before the Expiration Date of
            ----------------------------
this Lease, or the date of any earlier termination hereof, Tenant, at its expense, shall remove from the Premises all of Tenant's Property (except such items thereof as Landlord shall have expressly permitted in writing to remain, which property shall become the property of Landlord), and Tenant shall repair any damage to the Premises or the Building resulting from any installation which shall remain in the Premises after the Expiration Date of this Lease, or following an earlier termination date, may, at the option of Landlord, be deemed to have been abandoned, and in such case, such items may be retained by Landlord as its property or disposed of by Landlord, without accountability, in such manner as Landlord shall determine, at Tenant's expense. Notwithstanding the foregoing, if Tenant is in default under the terms of this Lease, it shall only remove Tenant's Property from the Premises upon the express, written consent of Landlord.

                                 ARTICLE XIII

                            REPAIRS AND MAINTENANCE

     13.01  Tenant Repairs and Maintenance.  Except as provided in Section 13.02
            ------------------------------
of this Lease, Tenant shall, at its expense, throughout the term of this Lease, take good care of the Premises, the fixtures and appurtenances therein, including, without limitation, the Landlord's Property, and Tenant's Property. Tenant shall be responsible for all repairs, interior and exterior, structural and non-structural, ordinary and extraordinary to the Premises and the Building and the facilities and systems thereof, if and to the extent that the need for such repairs arises directly or indirectly from the Initial Improvements to the extent performed by Tenant or under Tenant's supervision, Additional Improvements or Alterations, (b) the installation, use or operation of Tenant's Property in the Premises, (c) the moving of Tenant's Property in or out of the Building, or (d) any act, omission, misuse, or neglect of Tenant or any of its subtenants or its or their respective employees, agents, contractors, invitees, or others entering into the premises by act or omission of Tenant or any subtenant. Tenant, at its expense, shall promptly replace all scratched, damaged, or broken doors and glass in and about the Premises and floor coverings in the Premises and for the repair and maintenance of all sanitary and electrical fixtures therein;

provided, however, that all replacement materials and methods of replacement shall be approved in writing by the Landlord prior to installation. Tenant shall promptly make, at Tenant's expense, all repairs in or to the Premises for which Tenant is responsible, and any repairs required to be made by Tenant to the mechanical, electrical, sanitary, heating, ventilating, air conditioning, or other systems of the Building or Premises shall be performed only by contractor(s) designated by Landlord. All such repairs shall be performed at such times and in such manner as shall cause the least interference with the operation of the central systems of the Building and the use of the Building by other occupants. All such repairs shall be subject to the supervision and control of Landlord for which Landlord may charge Tenant a reasonable fee, not to exceed 10% of the amount of such repairs. Any other repairs in or to the Building and the facilities and systems thereof for which Tenant is reasonable shall be performed by Landlord at Tenant's expense.

     13.02  Landlord Repairs and Maintenance.  Landlord, at its expense (subject
            --------------------------------
to reimbursement as provided herein), shall keep and maintain the public portions of the Building and its systems and facilities serving the Premises in good working order, condition and repair, and shall keep and maintain the foundation, exterior walls and roof of the Building and the structural portions of the Building in good repair. Landlord shall have no liability to Tenant, nor shall Tenant's covenants and obligations hereunder be reduced or abated in any manner whatsoever, by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's making any repairs or changes which Landlord is required or permitted by this Lease, or required by law, to make in or to any portion of the Building or the Premises, or in or to the fixtures, equipment or appurtenances of the Building or the Premises. Additionally, except as may otherwise be provided herein, Tenant waives any and all claims of any kind, nature or description against Landlord arising out of the temporary failure of the Landlord from time to time to furnish any of the services requested to be furnished hereunder, including, without limitation, air conditioning, heat, electricity, elevator service, and toilet facilities.

     13.03  Tenant Equipment.  Tenant shall not place a load upon any floor of
            ----------------
the Premises which exceeds the load per square foot which such floor was designed to carry or which is allowed by law. Tenant acknowledges that there may be special heavy-load extra-reinforced areas designated by landlord on the Premises that Tenant may use, but that no other portion of the Premises may bear a load that exceeds seventy (70) pounds per square foot. Business machines and mechanical equipment belonging to Tenant which cause noise or vibrations that may be transmitted to the structure of the Building or to the Premises to such a degree as to be objectionable to Landlord shall, at Tenant's expense, be placed and maintained by Tenant in settings of cork, rubber or spring-type vibration eliminators sufficient to eliminate such noise or vibration.

                                  ARTICLE XIV

          HEAT, VENTILATION, AIR CONDITIONING, AND ELECTRICAL ENERGY

     14.01  Air Conditioning and Heating Provided by Landlord.  Except as
            -------------------------------------------------
otherwise provided herein, Landlord, at its expense, shall maintain and operate the heating, ventilating and air conditioning in the Premises and shall furnish heat, ventilating and air conditioning in the Premises as may be reasonably required for reasonably comfortable occupancy of the Premises during Business Hours of Business Days. "Business Hours" shall mean 8:00 a.m. through 6:00 p.m. during Business Days and "Business Days" shall mean all days except Saturdays (after 1:00 p.m.), Sundays and days observed by the Federal government as legal holidays, and such other days as shall be designated by Landlord as holidays. If Tenant shall require such services any other time, Landlord may, at its option, furnish the same upon not less than twenty-four
(24) hours' notice and Tenant shall pay to Landlord, upon demand, Landlord's then established charges therefor.

          14.02  Use of Electrical Energy By Tenant.  Tenant shall pay for all
                 ----------------------------------
electrical services to its Premises, which are currently separately metered by Commonwealth Edison. Tenant's use of electrical energy in the Premises shall not, at any time, exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Premises. In order to insure that such capacity is not exceeded and to avert possible adverse effects upon the Building's electrical service, Tenant shall not, without Landlord's prior written consent in each instance, make any alteration or addition to the electric system of the Premises existing on the Commencement Date. Tenant's electrical usage under this Lease contemplates only the use of normal and customary office equipment. In the event Tenant installs any office equipment which uses substantial additional amounts of electricity, then Tenant agrees that Landlord's prior written consent is required before the installation of such additional office equipment.

                                   ARTICLE XV

                                 OTHER SERVICES

          15.01  Services Provided by Landlord.  Landlord, at its expense, shall
                 -----------------------------
provide elevator service to the Premises during Business Hours of Business Days, and Landlord shall have at least one elevator subject to call at all other times. The use of the elevators shall be subject to the rules and regulations promulgated by the Landlord. Landlord shall furnish adequate hot and cold water to the floor of the Building on which the Premises are located for drinking, lavatory and cleaning purposes. Landlord shall maintain listings on the Building directory of the names of Tenants, and the names of any Tenant's officers and employees, provided that the names so listed shall not use more than tenant's proportionate share of the space in the Building on the Building directory.

          15.02  Janitorial Standards.  Provided that Landlord, its cleaning
                 --------------------
contractor and their employees shall have access to the Premises at all reasonable times and shall have the right to use, without charge therefor, all light, power, and water in the Premises reasonably required to clean the same, Landlord shall cause the Premises, including the exterior and interior of the windows thereof, to be cleaned in a manner which, in Landlord's sole and exclusive judgment, is consistent with standards of similar downtown Chicago office buildings and in material accordance with the specifications attached hereto as Exhibit D. Landlord shall not be required to clean any portions of the Premises used for the preparation, serving or consumption of food or beverages. Tenant shall pay to Landlord on demand the cost incurred by Landlord for (a) extra cleaning work in the Premises required because of (i) misuse or neglect on the part of Tenant or subtenants or its or their employees or visitors, (ii) the use of portions of the Premises for special purposes requiring greater or more difficult cleaning work than office areas, (iii) interior glass partitions or unusual quantity of interior glass surfaces, and
(iv) non-building standard materials
or finishes installed by Tenant or at its request, and (b) removal from the Premises and the Building of any refuse and rubbish of Tenant in excess of that ordinarily accumulated in business office occupancy or times other than Landlord's standard cleaning times, and (c) the use of the Premises by Tenant other than during Business Hours on Business Days except for Saturday.

          15.03  Involuntary Cessation of Services.  Landlord reserves the
                 ---------------------------------
right, without any liability to Tenant and without affecting Tenant's covenants and obligations hereunder, to stop service of the heating, air conditioning, electric, sanitary, elevator, or other building systems serving the Premises, or to stop any other services required by Landlord under this Lease, whenever and for so long as may be necessary, by reason of accidents, emergencies, strikes, or the making of repairs or changes which Landlord is required by this Lease or by law to make or in good faith deems necessary, by reason of Landlord's inability to secure proper supplies of fuel, steam, water, electricity, labor, or supplies, or by reason of any other cause beyond Landlord's reasonable control.

          15.04  Parking.  Landlord agrees, upon request of Tenant, to lease to
                 -------
Tenant up to four (4) parking spaces in the Building during the term of the Lease at market rates, as determined by Landlord. Tenant shall enter into such additional standard lease agreements with respect to the parking spaces as requested by Landlord.

          15.05  Untenability.  Except for Tenant's non-payment of the
                 ------------
electrical bill set forth in Section 14.02, if the heating, air conditioning, or water or sewer services are interrupted, which causes the Premises to be rendered untenable for more than 365 consecutive days, Tenant may, at its option by giving Landlord written notice thereof terminate this Lease within three (3) days after the end of such 365 day period. In the event Tenant terminates this Lease under this Section 15.05, Tenant shall pay Landlord, as a condition precedent to Lease termination, the unamortized balance (amortized over the term of this Lease on a straight line basis) of any Tenant Improvement Allowance and Additional Improvement Allowance plus all other transactional costs of Landlord in connection with this Lease or any modification thereto, including, but not limited to, leasing brokerage fees, and legal fees.

                                  ARTICLE XVI

                               LANDLORD'S RIGHTS

          16.01  Common Areas.  Except for the space within the inside surfaces
                 ------------
of all walls, hung ceilings, floors, windows and doors bounding the Premises, all of the Building, including, without limitation, exterior Building walls, core corridor walls and doors and any core corridor entrance, any terraces or roofs adjacent to the Premises, and any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, decoration and repair, are reserved to Landlord. Landlord reserves the right, and Tenant shall permit Landlord, to install, erect, use and maintain pipes, ducts and conduits in and through the Premises.

          16.02  Landlord's Rights of Access.  Landlord and its agents shall
                 ---------------------------
have the right to enter and/or pass through the Premises at any time or times
(a) to examine the Premises and to show
them to actual and prospective Superior Lessors, Superior Lessees, Superior Mortgagees, or prospective purchasers, mortgagees or lessees of the Building, and (b) to make such repairs, alterations, additions and improvements in or to the Premises and/or in or to the Building or its facilities and equipment as Landlord is required or desires to make; provided, however, that Landlord shall use reasonable efforts to avoid disturbing Tenant, Tenant's employees and Tenant's business operations. Landlord shall be allowed to take all materials into and upon the Premises that may be required in connection therewith, without any liability to Tenant and without any reduction of Tenant's covenants and obligations hereunder. During the period of nine (9) months prior to the expiration date of this Lease, Landlord and its agents may exhibit the Premises to prospective tenants.

          16.03  Landlord's Right to Repair and Maintain.  If at any time any
                 ---------------------------------------
windows of the Premises are temporarily darkened or obstructed by reason of any repairs, improvements, maintenance and/or cleaning in or about the Building, or if any part of the Building, other than the Premises, is temporarily or permanently closed or inoperable, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease. Landlord reserves the right, at any time, without incurring any liability to Tenant therefore, and without affecting or reducing any of Tenant's covenants and obligations hereunder, to decorate and to make, at Landlord's expense, repairs, alterations, additions and improvements (structural or otherwise), in or to the Premises, the Building or any part thereof, and during such operations to take into and through the Premises or any part of the Building all material required, and to close or temporarily suspend operation of entrances, doors, corridors, elevators and other facilities. Landlord may do any such work during regular business hours; provided, however, Landlord shall use reasonable efforts to avoid disturbing Tenant or its operations, and Tenant shall pay Landlord for overtime and for any other expenses incurred if such work is done during other hours by agreement between Landlord and Tenant.

          16.04  Other Landlord Rights.  Landlord shall have the following
                 ---------------------
rights exercisable without notice, without liability to Tenant for damage or injury to persons, property or business and without being deemed an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for setoff or abatement of Rent: (i) to adopt any name for the Building and to change the Building's name or street address; (ii) to install, affix and maintain all signs on the exterior and/or interior of the Building; (iii) to designate and/or approve prior to installation, all types of signs, window shades, blinds, drapes, awnings or other similar items, and all internal lighting that may be visible from the exterior of the Premises; (iv) to grant to any party the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to prohibit Tenant from using the Premises for the purpose permitted hereunder; (v) to designate all sources furnishing sign painting and lettering, drinking water, towels, and toilet supplies used on the Premises; (vi) to have access for Landlord and other tenants of the Building to any mail chutes and boxes located in or on the Premises according to the rules of the United States Post Office;
(vii) to sell or otherwise transfer the Property or Building and assign and pass through all of Landlord's obligations hereunder to the new owner; (viii) to close the Building after normal business hours, except that Tenant and its employees and invitees shall be entitled to admission at all times, under such regulations as Landlord prescribes for security purposes; (ix) to have pass keys, access cards, or both, to the Premises; (x) to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy at any time after Tenant vacates or abandons the Premises or suspends active business operations for a period of thirty (30) thirty days; (xi) to require all persons entering or leaving the Building during such hours as Landlord may from time to time reasonably determine, to identify themselves to a security guard by registration or otherwise and to establish their right to enter or leave, and to exclude any peddlers, solicitors, vagrants or beggars at any time from the Premises or the Building; and (xii) to close the receiving dock for the Building at 5:00 p.m. daily, and all day on Saturdays, Sundays and all other non-Business Days.

                                  ARTICLE XVII

                       NON-LIABILITY AND INDEMNIFICATION

          17.01  Non-Liability.  Neither Landlord nor any partner, director,
                 -------------
officer, agent, servant, or employee of Landlord, Landlord's beneficiary, Landlord's managing agent, any Superior Lessor or any Superior Mortgagee, shall be liable to Tenant for any loss, injury, or damage, to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss, unless caused by or resulting from the gross negligence or willful misconduct of Landlord, its agents, servants or employees in the operation or maintenance of the Premises or the Building, subject to the doctrine of comparative negligence, if applicable, in the event of negligence on the part of Tenant or any of its subtenants or licensees or its or their employees, agents or contractors. Further, neither Landlord, Landlord's beneficiaries, any Superior Lessor, or any Superior Mortgagee, nor any partner, director, officer, agent, servant, or employee of Landlord or its beneficiaries shall be liable (a) for any such damage caused by other tenants or persons, in, upon or about the Building, or caused by operations in construction of any private, public or quasi-public work; or (b) for consequential damages arising out of any loss of the Premises or any equipment or facilities therein by Tenant or any person claiming through or under Tenant.

          17.02  Tenant Indemnification.  Tenant shall defend, indemnify and
                 ----------------------
hold Landlord, Landlord's beneficiary, Landlord's managing agent, and all Superior Lessors and Superior Mortgagees and its and their respective partners, directors, officers, agents and employees harmless from and against any and all claims arising from or in connection with (a) the management of the Premises or the conduct of any business therein, or any work or thing whatsoever done, or any condition created (other than by Landlord) in or about the Premises during the term of this Lease or during the period of time, if any, prior to the Commencement Date that Tenant may have given access to the Premises; (b) any act, omission or negligence of Tenant or any of its subtenants or licensees or its or their partners, directors, officer, agents, employees or contractors; (c) any accident, injury or damage whatsoever (unless caused by Landlord's gross negligence) occurring in, at or upon the Premises; and (d) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations under this Lease; together with all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon (including, without limitation, all reasonable fees and costs of attorneys of Landlord's choice). In case any action or proceeding is brought against Landlord and/or its beneficiaries, and/or any Superior Lessor or Superior Mortgagee and/or its beneficiaries, and/or any Superior Lessor or Superior Mortgagee and/or its or their partners, directors, officers, agents and/or employees by reason of any such claim. Tenant, upon notice from Landlord, Landlord's beneficiary, Landlord's managing agent, or such Superior Lessor,

Superior Lessee or Superior Mortgagee, shall resist and defend such action or proceeding (by counsel selected by Landlord or such Superior Lessor, Superior Lessee or Superior Mortgagee).

          17.03  Landlord Indemnification.  Landlord shall indemnify Tenant and
                 ------------------------
its officers, directors, representations, agents, employees and beneficiaries, and hold them harmless from and against all claims, actions, damages, liabilities, cost and expense, including attorney fees, in connection with any loss, including loss of life, personal injury and/or damage to property, arising from or out of any occurrence in, upon or at the common areas of the Premises, except for any loss occurring as a result of Tenant's or its employees, agents, or invitees gross negligence or willful misconduct.

          17.04  Force Maieure.  The obligations of Tenant hereunder shall not
                 -------------
be affected, impaired or excused, and Landlord shall have no inability whatsoever to Tenant, with respect to any act, event or circumstances arising out of (a) Landlord being unable to fulfill, or delayed in fulfilling any of its obligations under this Lease by reason of strike, other labor trouble, governmental preemption of priorities or other controls in connection with the national or other public emergency or shortages of fuel, supplies, labor or materials, or any other cause, whether similar or dissimilar, beyond Landlord's reasonable control; or (b) any failure or defect in the supply, quantity or character of electricity, gas, steam, or water furnished to the Premises, by reason of any requirement, act or omission of any public utility or others serving the Building beyond Landlord's reasonable control. Tenant shall not hold Landlord liable for any latent defect in the Premises nor shall Landlord be liable for injury or damage to person or property caused by fire, theft, or resulting from the operation of elevators, heating or air conditioning or lighting apparatus, or from falling plaster, or from steam, gas, electricity, water, rain, snow, ice, or dampness, which may leak or flow from any part of the Building, or from the pipes, appliance or plumbing work of the same.

                                 ARTICLE XVIII

                             DAMAGE OR DESTRUCTION

          18.01  Notification.  Tenant shall give prompt notice to Landlord of
                 ------------
(a) any occurrence in or about the Premises for which Landlord might be liable,
(b) any fire or other casualty in the Premises, (c) any damage to or defect in the Premises, including the fixtures, equipment and appurtenances thereof, for the repair of which landlord might be responsible, and (d) any damage to or defect in any part or appurtenance of the Building's sanitary, electrical, hearing, ventilating, air conditioning, elevator or other systems located in or passing through the Premises or any part thereof.

          18.02  Repair Provisions.  If the Building or the Premises shall be
                 -----------------
damaged by fire or other casualty (and if this Lease shall not be terminated as hereinafter provided), Landlord shall repair the damage and restore and rebuild the Building and/or the Premises (except for Landlord's Property and Tenant's Property) with reasonable dispatch after notice to it of the damage or destruction and the collection of the insurance proceeds attributable to such damage and Tenant's Property, with reasonable dispatch after such damage or destruction. Such work by Tenant shall be deemed Alterations for the purposes of this Lease.

          18.03  Rental Abatement.  If the Building or the Premises shall be
                 ----------------
partially damaged by fire or other casualty, the Gross Rent shall be abated in the proportion that the untenantable area of the premises bears to the total area of the Premises, for the period from the date of such damage or destruction to (i) the date the damage or destruction shall be substantially repaired or restored; or (ii) if the Building and not the Premises is so damaged or destroyed, the date on which the Premises shall be made tenantable; provided, however, should Tenant reoccupy a portion of the Premises during the period the restoration work is taking place and prior to the date that the Premises are substantially repaired or restored, the Gross Rent allocable to such reoccupied portion, based upon the proportion which the area of the reoccupied portion of the Premises bears to the total area of the Premises, shall be payable by Tenant from and after the date of such occupancy.

          18.04  Total Destruction.  If the Building or the Premises shall be
                 -----------------
totally destroyed by fire or other casualty, or if the Building shall be so damaged by fire or other casualty (whether or not the Premises are damaged or destroyed) that its repair or restoration requires more than Two Hundred Seventy
(270) days or the expenditure (as estimated by a contractor or architect designated by Landlord) or more than twenty percent (20%) of the full insurable value of the Building immediately prior to the casualty, or if the holder of, or appropriate party under, any mortgage, Superior Lease or other lease or other party entitled to proceeds fails to make insurance proceeds available to Landlord sufficient for restoration of the Building or the Premises, then in any such case Landlord may, at Landlord's sole option, either (i) terminate this Lease by giving Tenant notice to such effect within ninety (90) days after the date of the casualty, or (ii) make the appropriate repairs and restoration. For the purposes of this Section only, "full insurable value" shall mean replacement cost less the cost of footings, foundations and other structures below the street floor of the Building.

          18.05  Repair or Restoration.  Tenant shall not be entitled to
                 ---------------------
terminate this Lease and no damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or of the Building pursuant to this Article. Landlord shall use its best efforts to make such repair or restoration promptly and in such manner as not to unreasonably interfere with Tenant's use and occupancy of the Premises, but Landlord shall not be required to do such repair or restoration work except during Business Hours of Business Days.

          18.06  Liability of Tenant.  Notwithstanding any of the foregoing
                 -------------------
provisions of this Article, if by reason of some act or omission on the part of Tenant or any of its subtenants or its or their partners, directors, officers, servants, employees, agents, or contractors, either (a) Landlord or any Superior Lessor or any Superior Mortgagee or other appropriate party shall be unable to collect all of the insurance proceeds (including, without limitation, rent insurance proceeds) applicable to damage or destruction of the Premises or the Building by fire or other casualty, or (b) the Premises or the Building shall be damaged or destroyed or rendered completely or partially untenantable on account of fire or other casualty then, without prejudice to any other remedies which may be available against Tenant, there shall be no abatement or reduction of the Gross Rent or Additional Rent. Further, nothing contained in this Article shall relieve Tenant from any liability that may exist as a result of any damage or destruction by fire or other casualty.

                                  ARTICLE XIX

                                 EMINENT DOMAIN

          19.01  Total Condemnation.  If the whole of the Building or the
                 ------------------
Premises or if any part of the Building or the Property which materially affects Tenant's use and occupancy of the Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose, this Lease and the term and estate hereby granted shall terminate as of the date of vesting of title on such taking (herein called "date of the Taking"), and the Gross Rent and Additional Rent shall be prorated and adjusted as of such date.

          19.02  Award.  Landlord shall be entitled to receive the entire award
                 -----
or payment in connection with any taking without deduction therefrom; provided, however, Tenant shall have the right separately to pursue against the condemning authority an award in respect of the loss, if any, to leasehold improvements in the Premises paid for by Tenant without any credit or allowance from Landlord or deduction from Landlord's award.

          19.03  Compensation to Tenant for Temporary Use.  If temporary use or
                 ----------------------------------------
occupancy of all or any part of the Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose during the term of this Lease, Tenant shall be entitled, except as hereinafter set forth, to receive that portion of the award or payment for such taking which represents compensation for the use and occupancy of the Premises for the taking of Tenant's Property and for moving expenses, and Landlord shall be entitled to receive that portion which represents reimbursement for the cost of restoration of the Premises. This Lease shall be and remain unaffected by such taking and Tenant shall continue to be responsible for all of its obligations hereunder insofar as such obligations are not affected by such taking and shall continue to pay in full the Gross Rent and Additional Rent due. If the period of temporary use or occupancy shall extend beyond the expiration date of this Lease, that part of the award which represents compensation for the use and occupancy of the Premises (or a part thereof) shall be divided between Landlord and Tenant so that Tenant shall receive so much thereof as represents the period up to and including such expiration date and Landlord shall receive so much thereof as represents the period after such expiration date. All monies paid as, or as part of, an award for temporary use and occupancy for a period beyond the date to which the Gross Rent and Additional Rent have been paid shall be received, held and applied by Landlord as a trust fund for payment of the Gross Rent and Additional Rent becoming due hereunder.

          19.04  Partial or Temporary Taking.  Subject to the rights of any
                 ---------------------------
Superior Mortgagee or Superior Lessor, the grantee of any facade or historical easement, and other appropriate parties having rights to condemnation proceeds, in the event of any taking of less than the whole of the Building and/or the Property which does not result in termination of this Lease, or in the event of taking for a temporary use or occupancy of all or any part of the Premises which does not result in a termination of this Lease, (a) Landlord, at its expense, shall proceed with reasonable diligence to repair the remaining parts of the Building and the Premises (other than those parts of the Premises which are Landlord's Property and Tenant's Property) to substantially their former condition to the extent that the same may be feasible (subject to reasonable changes which Landlord shall deem desirable) and so as to continue a complete and tenantable Building and Premises, and (b) Tenant, at its expense, and whether or not any award or awards shall be sufficient for the purpose, shall proceed with reasonable diligence to repair the remaining parts of the Premises which are deemed Landlord's Property and Tenant's Property, to substantially their former condition, subject to reasonable changes which Tenant shall deem desirable. Such work by Tenant shall be deemed Alterations as hereinabove defined.

                                   ARTICLE XX

                             SURRENDER AND HOLDOVER

          On the last day of the term of this Lease, or upon any earlier termination of this Lease, or upon any re-entry by Landlord upon the Premises, Tenant shall quit and surrender the Premises to Landlord "broom-clean" and in good order, condition and repair, except for ordinary wear and tear and such damage or destruction as Landlord is required to repair or restore under this Lease, and Tenant shall remove all of the Tenant's Property therefrom except as otherwise expressly provided in this Lease. No termination of this Lease prior to the Expiration Date shall affect Landlord's right to collect Gross Rent and Additional Rent for any period prior to the effective date of termination. If Tenant remains in possession after the Expiration Date hereof, (a) Tenant shall be deemed a tenant at will, (b) Tenant shall pay two hundred percent (200%) of the Gross Rent and Additional Rent last prevailing hereunder, and also shall pay all damages sustained by Landlord, consequential as well as direct, by reason of such remaining in possession after the expiration or termination of this Lease,
(c) there shall be no renewal or extension of this Lease by operation of law, and (d) the tenancy at will may be terminated upon thirty (30) days' notice from Landlord. The provisions of this Article shall not constitute a waiver by Landlord of any re-entry rights of Landlord provided hereunder or by law.

                                  ARTICLE XXI

                               EVENTS OF DEFAULT

          21.01  Bankruptcy of Tenant.

          (a) In the event that Tenant shall make an assignment for the benefit of creditors, or shall file a voluntary petition under any state or federal bankruptcy or insolvency law, or an involuntary petition alleging an act of bankruptcy or insolvency shall be filed against Tenant under any state or federal bankruptcy or insolvency law, or whenever a petition shall be filed by or against Tenant under the reorganization provisions of the United States Bankruptcy Act or under the provisions of any law of like import, or whenever a petition shall be filed by Tenant under the arrangement provisions of the United States Bankruptcy Act or similar law, or whenever a receiver of Tenant, or of or for the property of Tenant shall be appointed, or Tenant admits it is insolvent or is not able to pay its debts as they mature, then Landlord, if such event occurs without the acquiescence of Tenant at any time after the event continues for sixty (60) days, or otherwise with no such grace period, may give Tenant a notice of default, and may exercise its remedies as provided in Article XXII below.

          (b) If following the filing of a petition by or against Tenant in a bankruptcy court, Landlord shall not be permitted to terminate this Lease as herein provided because of the provisions of Title 11 of the United States Code relating to Bankruptcy, as amended (the "Bankruptcy code"), then Tenant (including Tenant as Debtor-in-Possession) or any trustee for

Tenant agrees to promptly, but no later than sixty (60) days after petition by Landlord to the bankruptcy court, assume or reject this Lease, and Tenant agrees not to seek or request any extension or adjournment, of any petition to assume or reject this Lease by Landlord with such court. Tenant's, or the trustee's, failure to assume this Lease within said 60-day period shall be deemed a rejection. Landlord shall thereupon immediately be entitled to possession of the Premises without further obligation to Tenant or the trustee, and this Lease shall be terminated, except that Landlord's right to damages for Tenant's default shall survive such termination.

          (c)  Tenant or any trustee for Tenant may also assume this Lease if
(i) it cures or provides adequate assurance that the trustee will promptly cure any default hereunder, (ii) it compensates or provides adequate assurance that the Tenant will promptly compensate Landlord for any actual pecuniary loss to Landlord resulting from Tenant's default, and (iii) it provides adequate assurance of future performance under this Lease by Tenant. In no event after the assumption of this Lease by Tenant or any trustee for Tenant shall any then-existing default remain uncured for a period in excess of ten (10) days. Adequate assurance of future performance of this Lease shall include, without limitation, adequate assurance (a) of the source of Gross Rent and Additional Rent required to be paid by Tenant hereunder, and (b) that assumption or permitted assignment of this lease will not breach any provision hereunder. To adequately assure the source of Rent due under this Lease in such event, Fast Heat shall be required to be liable for Tenant's obligations under the Guaranty.

          21.02  Default Provisions.  This Lease and the term and estate hereby
                 ------------------
granted are subject to the following limitations, each of which shall constitute a breach of this Lease by Tenant: (a) if Tenant shall fail to pay Gross Rent or Additional Rent or any other payment within five (5) days of when due hereunder;
(b) if Tenant shall, whether by action or inaction, be in default of any of its obligations under this Lease (other than a default in any payment hereunder) and such default shall continue and not be remedied within thirty (30) days after Landlord shall have given to Tenant a notice specifying the same; (c) in the case of a non-monetary default which cannot by its nature with due diligence be cured within a period of thirty (30) days and the continuance of which for the period required for cure will or could subject Landlord to any litigation or subject the Premises or any part thereof or the Building or the Property, or any part thereof, to being condemned or vacated, subject the Building or the Property, or any part thereof, to any lien or encumbrance, or result in the termination of any Superior Lease or foreclosure of any Superior Mortgage, and Tenant shall not have (i) within said thirty (30) day period advised Landlord of Tenant's intention to take all steps necessary to remedy such default, (ii) duly commenced within said thirty (30) day period and thereafter to diligently prosecute to completion all steps necessary to remedy the default, and (iii) completed such remedy within a reasonable time, but in no event later than sixty
(60) days after the date of said notice of Landlord; (d) if any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the term hereof would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than Tenant; or (e) if Tenant shall vacate or abandon the Premises. After Landlord has provided two (2) default notices during any twelve (12) month period, any additional event during such twelve (12) month period which would otherwise require Landlord to provide notice to Tenant in order to be deemed an event of Tenant default, shall be immediately deemed an event of Tenant default.

          21.03  Landlord's Rights Upon Default of Tenant.  If Tenant shall
                 ----------------------------------------
default in the performance of any of its obligations under this Lease, Landlord, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account and at the expense of Tenant, without notice in a case of emergency, and in any other case only if such default continues after the expiration of thirty (30) days from the date Landlord gives Tenant notice of the default. Any expenses incurred by Landlord in connection with any such performance, and all costs, expenses, and disbursements of every kind and nature whatsoever, including reasonable disbursements of every kind and nature whatsoever, including reasonable attorney fees (through all appellate proceedings) involved in collecting or endeavoring to collect the Gross Rent or Additional Rent or any part thereof or enforcing or endeavoring to enforce any rights against Tenant or Tenant's obligations hereunder shall be due and payable upon Landlord's submission of an invoice therefor. All sums advanced by Landlord on account of Tenant under this Article, or pursuant to any other provision of this Lease, and all Gross Rent and Additional Rent, if delinquent or not paid by Tenant and received by Landlord when due hereunder, shall bear interest at the rate of three percent (3%) per annum above the Corporate Base Rate or similar rate of interest announced from time to time by the First National Bank of Chicago from the due date thereof until paid and the same shall be and constitute Additional Rent and be due and payable upon Landlord's submission of an invoice therefor.

                                  ARTICLE XXII

                                    REMEDIES

          22.01  Landlord's Remedies.  In the event of any breach of this Lease
                 -------------------
by Tenant, Landlord, at its option, and after the proper notice if any, as provided in Article XXI has expired, without further notice or demand to Tenant, may, in addition to all other rights and remedies provided in this Lease, at law or in equity, to the extent permissible:

                 (a) Terminate this Lease and Tenant's right of possession of the Premises, and recover all damages to which Landlord is entitled under law, specifically including, without limitation, Rent for the balance of the Term, and all Landlord's expenses of reletting (including repairs, alterations, improvements, additions decorations, legal fees and brokerage commissions).

                 (b) Terminate Tenant's right of possession of the Premises without terminating this Lease; provided, however, that Landlord shall use its reasonable efforts, whether Landlord elects to proceed under subparagraphs (a) or (b) above to relet the Premises, or any part thereof for the account of Tenant, for such rent and term and upon such terms and conditions as are acceptable to Landlord. In addition, Landlord may accelerate and declare all Rent due and to become due immediately payable, and obtain immediate payment thereof (subject to an accounting at the end of the term for amounts received from any re-letting of the Premises).

                 (c) Without entering into possession of the Premises or canceling this Lease, accelerate and declare all Rent due and to become due and other charges equivalent to rent reserved in this Lease due and to become due immediately due and payable, and bring suit for collection thereof and for damages. Such acceleration and commencement of any such action shall not be construed as an election to terminate this Lease and shall not absolve or discharge Tenant from any obligations or liabilities under this Lease for the remainder of the term.

If Landlord shall elect to pursue its rights and remedies under subparagraph
(b), then Landlord shall have the further right and remedy to rescind such election and pursue its rights and remedies under subparagraph (a) or (c), if Landlord has obtained a tenant to relet the Premises, which, in Landlord's judgment is a suitable tenant. For purposes of such reletting, Landlord is authorized to decorate, repair, alter and improve the Premises to the extent deemed necessary by Landlord in its sole discretion. If Landlord fails to relet the Premises or if the Premises are relet and a sufficient sum if not realized therefrom after payment of all Landlord's expenses of reletting (including repairs, alterations, improvements, additions, decorations, legal fees and brokerage commissions) to satisfy the payment when due of Rent reserved under this Lease for any monthly period, then Tenant shall pay Landlord, a sum equal to the amount of Gross Rent and Additional Rent due under this Lease for each such monthly period, or if the Premises have been relet, Tenant shall pay any such deficiency monthly. Landlord shall have the right to draw on the Letter of Credit or the Cash Deposit to pay any amounts due under this Lease. Tenant agrees that Landlord may file suit to recover any sums due to Landlord hereunder from time to time and that such suit or recovery of any amount due Landlord hereunder shall not be any defense to any subsequent action brought for any amount not therefore reduced to judgment in favor of Landlord. In the event Landlord elects, pursuant to subsection (b) of Article XXII to terminate Tenant's right of possession only without terminating this Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof, as provided in this Lease; provided, however, that such entry and possession shall not terminate this Lease or release Tenant, in whole or in part, from Tenant's obligation to pay the Gross Rent and Additional Rent reserved hereunder for the full Term or from any other obligation of Tenant under this Lease. Any and all property which may be removed from the Premises by the Landlord pursuant to the authority of the lease or of law, to which the Tenant is or may be entitled, may be handled, removed or stored by the Landlord at the risk, cost and expense of the Tenant, and the Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. The Tenant shall pay to the Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in the Landlord's possession or under the Landlord's control. Any such property of the Landlord not retaken from storage by the Tenant within thirty (30) days after the end of the term, however terminated, shall be conclusively presumed to have been conveyed by the Tenant to the Landlord under this lease as a bill of sale without further payment or credit by the Landlord to the Tenant. Tenant hereby grants, to Landlord a first lien upon the interest of Tenant under this Lease to secure the payment of monies due under this Lease, which lien may be enforced in equity; and Landlord shall be entitled as a matter of right to have a receiver appointed to take possession of the Premises and relet the same under order of court. Landlord, upon request of Tenant, shall subordinate its interest, pursuant to an agreement reasonably satisfactory to Landlord, to a lender of the Tenant.

          22.02  Rights of Landlord.  Suit or suits for the recovery of such
                 ------------------
damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired nor limit or preclude recovery by Landlord against Tenant of any sums or damages which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. The various rights, remedies and elections of Landlord reserved, expressed or contained herein are cumulative and no one of them shall be deemed to be exclusive of the others or of such other rights, remedies, options or elections as are now or may hereafter be conferred upon Landlord by law. Landlord is hereby granted a valid security interest to secure payment of all Gross Rent and Additional Rent becoming due hereunder and to secure payment of any loss or damage due to any default by Tenant hereunder upon all of Tenant's Property and any other personal property of Tenant which may now or hereafter be installed or placed in the building. Landlord, upon request of Tenant, shall subordinate its interest, pursuant to an agreement reasonably satisfactory to Landlord, to a lender of the Tenant.

                                 ARTICLE XXIII

                             ESTOPPEL CERTIFICATES

          Each party agrees, at any time and from time to time, as requested by the other party to execute and deliver to the other (and to any existing or prospective mortgage lender, ground lessor, or purchaser designated by Landlord), within ten (10) days after the request therefor, a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modification), certifying the dates to which the Gross Rent and Additional Rent have been paid, stating whether or not the other party is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default and stating whether or not, any event has occurred which with the giving of notice or passage of time, or both, would constitute such a default, and, if so, specifying each such event. Any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by the party requesting the certificate and by others with whom such party may be dealing, regardless of independent investigation. Tenant also shall include in any such statements such other information concerning this Lease as Landlord may reasonably request including, but not limited to, the amount of Gross Rent and Additional Rent under this Lease, and whether Landlord has completed all improvements to the Premises required under this Lease. If Tenant fails to execute, acknowledge or deliver any such statement within ten (10) days after request therefor, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact (which appointment is agreed to be coupled with an interest), to execute and deliver any such statements for and on behalf of Tenant.

                                  ARTICLE XXIV

                                 MISCELLANEOUS

          24.01  Merger.  Tenant expressly acknowledges and agrees that Landlord
                 ------
has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises, or statements, except to the extent that the same are expressly set forth in this Lease. All prior understandings and agreements between the parties are merged in this Lease which alone fully and completely expresses the agreement of the parties. No agreement shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Lease, in whole or in part, unless such agreement is in writing, and is signed by the party against whom enforcement of said change or modification is sought.

          24.02  Notices.  Any notice required to be given by either party
                 -------
pursuant to this Lease, shall be in writing and shall be deemed to have been properly given, rendered or made only if personally delivered or if sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the other party at the addresses set forth below (or to such other address as Landlord or Tenant may designate in writing to each other from time to time), and shall be deemed to have been given, rendered or made on the day so delivered or mailed:

          If to Landlord:

          Mr. James Lawler
          WDI Realty Co.
          901 44th Street, S.E.
          Grand Rapids, Michigan 49508

          With a copy to:

          Tishman Real Estate Management Company
          350 North LaSalle Street
          Chicago, Illinois 60610

          and With a copy to:

          Roberta R. Russ, Esq.
          Honigman Miller Schwartz and Cohn
          2290 First National Building
          Detroit, Michigan 48226

          If to Tenant:

          Commerx, Inc.
          350 North LaSalle St., Suite 1000
          Chicago, Illinois 60610

          With a copy to:

          Bruce M. Chanen, Esq.
          Wildman, Harold, Allen & Dixon
          225 W. Wacker Drive
          Chicago, Illinois 60606

          24.03  Non-Waiver.  The failure of either party to insist in any one
                 ----------
or more instances upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the Lease shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt by Landlord or Gross Rent or Additional Rent with knowledge of breach by Tenant of any obligation of this Lease shall not be deemed a waiver of such breach.

          24.04  Parties Bound.  Except as otherwise expressly provided for in
                 -------------
this Lease, this Lease shall be binding upon, and inure to the benefit of, the successors and assignees of the parties hereto. The obligations of Tenant hereunder shall be joint and several; however, the obligations of Landlord shall not be binding upon Landlord herein named with respect to any period subsequent to the transfer of its interest in the Building as owner thereof, and in the event of such transfer, said obligations shall thereafter be binding upon each transferee, and Tenant waives all rights and causes of action Tenant may then have, as against the Landlord herein named. Submission of this instrument by Landlord to Tenant for examination shall not bind Landlord in any manner, and no lease, option, agreement to lease or other obligation of Landlord shall arise until the instrument is signed by, and delivered to, both Landlord and Tenant.

          24.05  Recordation of Lease.  Tenant shall not record this Lease in
                 --------------------
the public records of Cook County or elsewhere. However, at the request of Landlord or Tenant, Tenant and Landlord, as required, shall promptly execute, acknowledge, and deliver to Landlord a memorandum of lease in respect of this Lease and a memorandum of modification of lease in respect of any modification of this Lease, sufficient for recording. Such memorandum shall not be deemed to change or otherwise affect any of the obligations or provisions of this Lease.

          24.06  Definition of Parties.  The term "Tenant" shall mean the Tenant
                 ---------------------
herein named or any assignee or other successor in interest of the Tenant herein named, which at the time in question is the owner of the Tenant's estate and interest granted by this Lease and which is expressly permitted by this Lease to hold such interest. The term "Landlord" shall mean only the owner at the time in question of the Building or of a lease of the Building, so that in the event of any transfer or transfers of title to the Building of Landlord's interest in a lease of the Building, the transferor shall be and hereby is relieved and freed of all obligations of Landlord under this Lease accruing after such transfer, and it shall be deemed, without further agreement that such transferee has assumed and agreed to perform and observe all obligations of Landlord herein during the period it is the holder of Landlord's interest in this Lease.
Nothing in this paragraph shall prevent Landlord, if Landlord so elects, from dealing with a purported assignee or successor in interest is prohibited hereunder; provided, however, that no dealings between Landlord and such purported assignee, subtenant or successor in interest shall constitute or waiver of any of Landlord's rights and remedies hereunder.

          24.07  Survival of Obligations.  Upon the expiration or other
                 -----------------------
termination of this Lease, neither party shall have any further obligation or liability to the other except as otherwise expressly provided in this Lease and except for such obligations as by their nature and under the circumstances can only be, or by the provisions of this Lease, may be, performed after such expiration or other termination; and, in any event, unless otherwise expressly provided in this lease, any liability for any payment hereunder which shall have accrued to or with respect to any period ending at the time of expiration or other termination of this Lease shall survive the expiration or other termination of this Lease.

          24.08  Interference by Tenant.  Tenant agrees that the exercise of its
                 ----------------------
rights pursuant to this Lease or the Exhibits hereto shall not be done in a manner which would violate Landlord's union contracts affecting the Building and/or the Property to extent Tenant has been informed of such contracts nor create any work stoppage, picketing, labor disruption or dispute or any interference with the business of Landlord or any tenant or occupant of the Building.

          24.09  Prorations.  Any apportionments or prorations of Gross Rent or
                 ----------
Additional Rent to be made under this Lease shall be computed on the basis of a year containing Three Hundred Sixty (360) days, consisting of twelve (12) months of thirty (30) days each.

          24.10  Governing Law; Construction.  This Lease shall be governed by
                 ---------------------------
and construed in accordance with the laws of the State of Illinois. If any provision of this Lease or the application thereof to any person or circumstance shall, for any reason and to any extent be invalid or unenforceable, the remainder of this Lease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The captions, headings and titles in this lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. Each covenant, agreement, obligations, or other provision of this Lease on Tenant's part to be performed, shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

          24.11  Time.  Time is of the essence of this Lease and in the
                 ----
performance of all obligations hereunder. If the time for performance hereunder falls on a Saturday, Sunday or any non-Business Day, then such time shall be deemed extended to the next Business Day following such day.

          24.12  Authority of Tenant.  If Tenant is a corporation, limited
                 -------------------
liability company, partnership, associated or any other entity, it shall deliver to Landlord, concurrently with the delivery to Landlord of an executed Lease, certified resolutions of Tenant's directors or other governing person or body authorizing execution and delivery of this Lease and the performance by Tenant of its obligations hereunder and the authority of the party executing the Lease as having been duly authorized to do so.

          24.13  Riders.  All Riders attached hereto and executed both by
                 ------
Landlord and Tenant shall be deemed to be a part hereof and hereby incorporated herein.

          24.14  Brokerage.  Landlord represents that it has dealt with Tishman
                 ---------
Real Estate Services Co. as agent of Landlord who has cooperated with Grubb and Ellis as the sole broker with respect to negotiation of this Lease. Tenant represents that it has dealt only with the Ross Group in the negotiation of this Lease. Landlord, through its agent Tishman Real Estate Services Co., will pay the brokerage commission due Grubb and Ellis and the Ross Group. Landlord and Tenant each hereby agree to indemnify the hold the other harmless of and from any and all loss, cost, damage, or expense (including, without limitation, all counsel fees and disbursements) by reason of any claim or liability to any other broker claiming through it or arising out of or in connection with the execution or delivery of this Lease. In event any claim shall be made by any other broker who shall claim to have negotiated this Lease on behalf of Tenant or Landlord or to have introduced Tenant or Landlord to the Building or each other, Tenant or Landlord shall have the right to defend any such action by counsel selected by it and approved by the other, which approval shall not be unreasonably withheld, and in the event such broker shall be successful in such action, Tenant or Landlord, as the case may be, shall, in addition to making payment of the claim of such broker, be responsible for all counsel fees incurred in such action.

                                  ARTICLE XXV

                             RULES AND REGULATIONS

          It is the intention of Landlord that the Building shall be operated at all times as a first-class office building, and Tenant covenants that it will not engage in, or permit, any activities which are not consistent with such standard. In the furtherance of this purpose, but not in limitation thereof, Tenant agrees to abide by the following rules and regulations, and further agrees that Landlord may make such reasonable changes or additions to such rules and regulations as it may deem necessary or advisable so long as such additions or changes do not discriminate against Tenant and are applied uniformly against all other tenants of the Building:

          25.01 Any sign, lettering, picture, notice or advertisement installed within the Premises which is visible from the public corridors within the Building shall be installed in such manner, and be of such character and style, as Landlord shall approve in writing. No sign, lettering, picture, notice or advertisement shall be placed on any outside window or door or in a position to be visible from the public corridor or outside the Building.

          25.02 Sidewalks, entrances, passages, courts, corridors, halls, elevators and stairways in and about the Building shall not be obstructed nor shall objects be placed against glass partitions, doors or windows which would be unsightly from the Building's' corridors or from the exterior of the Building.

          25.03 No animals, pets, bicycles or other vehicles shall be brought, or permitted to be brought, in the Building or the Premises.

          25.04 Room to room canvasses to solicit business from other tenants of the Building are not permitted.

          25.05 Tenant shall not waste electricity, water or air conditioning systems. All controls shall be adjusted only by authorized Building personnel.

          25.06 Tenant shall not utilize the Premises in any manner which would overload the standard heating, ventilating or air conditioning systems of the Building.

          25.07 Tenant shall not permit the use of any apparatus for sound production or transmission in such manner that the sound so transmitted or produced shall be audible or vibrations shall be detectable beyond the Premises.

          25.08 Tenant shall not utilize any electronic, radiowave, microwave or other transmitting, receiving or amplification device which would disturb or interfere with any other tenant of the Building or the operation of the Building generally.

          25.09 Tenant shall not utilize any equipment or apparatus in such manner as to create any magnetic fields or waves which adversely affect or interfere with the operation of any systems or equipment in the Building.

          25.10 Tenant shall keep all electrical and mechanical apparatus free of vibration, noise and air waves which may be transmitted beyond the Premises.

          25.11  All corridor doors shall remain closed at all times.

          25.12 No locks or similar devices shall be attached to any door except by Landlord and Landlord shall have the right to retain a key to all such locks.

          25.13 Tenant assumes full responsibility of protecting the Premises from theft, robbery and pilferage. Except during Tenant's normal business hours, Tenant shall keep all doors to the Premises locked and other means of entry to the Premises closed and secured.

          25.14 Only machinery or mechanical devices of a nature directly related to Tenant's ordinary use of the Premises shall be installed, placed or used in the Premises and the installation and use of all such machinery and mechanical devices is subject to the other rules contained in this Lease.

          25.15 Except with the prior written approval of Landlord, all cleaning, repairing, janitorial, decorating, painting or other services and work in and about the Premises shall be performed only by authorized Building personnel.

          25.16 Safes, furniture, equipment, machines and other large or bulky articles shall be brought to the Building, and into and out of the Premises, at such times, and in such manner, as Landlord shall direct (including the designation of elevator), and at Tenant's sole risk and costs. Prior to Tenant's removal of such articles from the Building, Tenant shall obtain written authorization of the office of the Building and shall present such authorization to a designated employee of Landlord.

          25.17  Tenant shall not in any manner deface or damage the Building.

          25.18 Inflammables such as gasoline, kerosene, naphtha and benzene, or explosives or any other articles of an intrinsically dangerous nature are not permitted in the Building or the Premises.

          25.19 Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring of the Building and the Premises and the needs of other tenants, and shall not use more than such capacity. Landlord's consent to the installation of electrical equipment shall not relieve Tenant from the obligation not to use more electricity than such capacity.

          25.20 To the extent permitted by law, Tenant shall not permit picketing or other union activity involving its employees in the Building, except in those locations and subject to time and other constraints as to which Landlord may give its prior written consent.

          25.21 Tenant shall not enter into or upon the roof or basement of the Building or any storage, heating, ventilation, air-conditioning, mechanical or elevator machinery housing areas.

          25.22 Tenant shall not distribute literature, flyers, handouts or pamphlets of any type in any of the common areas of the Building.

          25.23 Tenant shall not cook, otherwise prepare or sell any food or beverages in or from the Premises, other than as is reasonably necessary in order to accommodate Tenant's employees.

          25.24 Tenant shall not permit objectionable odors or vapors to emanate from the Premises.

          25.25 Tenant shall not place a load upon any floor of the Premises exceeding the floor load capacity for which such floor was designed or allowed by law to carry.

          25.26 No floor covering shall be affixed to any floor in the Premises by means of glue or other adhesive without Landlord's prior written consent.

          25.27 Tenant shall not open or permit to be opened any window in the Premises.

          25.28 The directories of the Building shall be used exclusively for the display of the name and suite number of the tenants only and will be provided at the expense of the Landlord. Additional names requested by Tenant to be displayed in the directories must be approved by the Landlord and, if approved, will be provided at the expense of the Landlord. Changes in the directory listings requested by the Tenant after the Commencement Date will be submitted to the Landlord for approval and, if approved, will be provided at the expense of the Tenant.

          25.29 Tenant shall comply with all applicable laws, ordinances, governmental orders or regulations and applicable orders or directions from any public office or body having jurisdiction, with respect to the Premises and the use of occupancy thereof. Tenant shall not make or permit any use of the Premises which is directly or indirectly forbidden by law, ordinance, governmental regulation or order, or direction of applicable authority, or which may be dangerous to person or property.

          25.30 Tenant shall not take or permit to be taken in or out of other entrances of the Building, or take or permit on other elevators, any item normally taken in or out through service doors or in or on freight elevators; and Tenant shall not, whether temporarily, accidentally or otherwise, allow anything to remain in place or store anything in, or obstruct in any way, any sidewalk, court, passageway, entrance or shipping area. Tenant shall lend its full cooperation to keep such areas free from all obstruction and in a clean and sightly condition, and move all supplies, furniture and equipment as soon as received directly to the Premises, and shall move all such items and waste (other than waste customarily removed by Building employees) that are at any time being taken from the Premises directly to the areas designated for disposal. All courts, passageways, entrances, exits, elevators, escalators, stairways, corridors, hall and roofs are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants' provided, however, that nothing herein contained shall be construed to prevent such access to persons with whom Tenant deals within the normal course of Tenant's business unless such persons are engaged in illegal activities. Neither Tenant nor any employee or invitee of Tenant shall enter into areas reserved for the exclusive use of Landlord, its employees or invitees.

          25.31 Service requirements of Tenant will be attended to only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their duties unless under special instructions from Landlord.

          25.32 The toilet rooms, urinals, wash bowls and other apparatus located in the Building shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant if Tenant, or its employees or invitees, shall have caused it.

          25.33 Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of the rules and regulations of the Building.

          25.34 No vending machines of any description shall be installed, maintained or operated without the written consent of Landlord.

                                  ARTICLE XXVI

                            LIMITATION OF LIABILITY

          Notwithstanding anything contained in this Lease to the contrary, if Landlord is in default of this Lease, and as a consequence Tenant recovers a money judgment against Landlord, the judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title, and interest of Landlord in the Building and out of rent or other income from the Building receivable by Landlord, or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title, and interest in the Building.

          IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of The day and year first above written.

                              LANDLORD:

                              WDI REALTY CO.,
                              a Michigan corporation

                              BY:  /s/ illegible
                                   ----------------------------------

                              Its: General Manager / V.P.
                                  -----------------------------------

                              TENANT:

                              COMMERX, INC.,
                              an Illinois corporation

                              BY:  /s/ Nick Stojka
                                   ----------------------------------

                              Its:   Vice President
                                  -----------------------------------

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